                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                        PROSPECTUS IS DATED: MAY 1, 1996
                       REVISED EFFECTIVE: JANUARY 6, 1997

This prospectus describes Director Life, a modified single premium variable life insurance contract ("Contract" or "Contracts") offered by ITT Hartford Life and Annuity Insurance Company ("ITT Hartford") to applicants age 90 and under. The Contract lets the Contract Owner pay a single premium and, subject to restrictions, additional premiums.

The Contract is a modified endowment contract for federal income tax purposes, except in certain cases described under "Federal Tax Considerations," page 21. A loan, distribution or other amount received from a modified endowment contract during the life of the Insured will be taxed to the extent of any accumulated income in the contract. Any amounts that are taxable withdrawals will be subject to a 10% additional tax, with certain exceptions.

Generally, the minimum initial premium ITT Hartford will accept is $10,000. The initial premium will be allocated to HVA Money Market Fund, Inc. After the Right to Cancel Period has expired, the amount so allocated will be transferred to the Funds specified in the Contract Owner's application. The Funds presently are Hartford Advisers Fund, Inc., Hartford Bond Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford Index Fund, Inc., Hartford International Advisers Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Mortgage Securities Fund, Inc., Hartford Small Company Fund, Inc., Hartford Stock Fund, Inc., and HVA Money Market Fund, Inc.

There is no guaranteed minimum Account Value for a Contract. The Account Value of a Contract will vary up or down to reflect the investment experience of the Funds to which premiums have been allocated. The Contract Owner bears the investment risk for all amounts so allocated. The Contract continues in effect while the Cash Surrender Value is sufficient to pay the monthly charges under the Contract ("Deduction Amount"). The Contract may terminate if the Cash Surrender Value is insufficient to cover a Deduction Amount and, after expiration of a specified period, no additional premium payments are made.

The Contracts provide for a Face Amount, which is the minimum death benefit under the Contract. The death benefit ("Death Benefit") may be greater than the Face Amount. The Account Value will, and under certain circumstances the Death Benefit of the Contract may, increase or decrease based on the investment experience of the Funds to which premiums have been allocated. However, while the Contract is in force, the Death Benefit will never be less than the Face Amount. At the death of the Insured, we will pay the death proceeds ("Death Proceeds") to the beneficiary. The Death Proceeds equal the Death Benefit less any Indebtedness under the Contract.

--------------------------------------------------------------------------------

IT MAY NOT BE ADVANTAGEOUS TO PURCHASE VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE OR IF YOU ALREADY OWN A VARIABLE LIFE INSURANCE CONTRACT.

THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE APPLICABLE ELIGIBLE FUNDS WHICH CONTAIN A FULL DESCRIPTION OF THOSE FUNDS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
--------------------------------------------------------------------------------

THE PRODUCTS DESCRIBED HEREIN ARE NOT DEPOSITS OF, OR GUARANTEED BY ANY BANK, NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
 AND  EXCHANGE COMMISSION OR ANY STATE  SECURITIES COMMISSION PASSED UPON THE
   ACCURACY OR ADEQUACY    OF  THIS PROSPECTUS. ANY  REPRESENTATION TO  THE
                        CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

2                                ITT Hartford Life and Annuity Insurance Company
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
 SPECIAL TERMS...........................................................    4
 SUMMARY.................................................................    5
 THE COMPANY.............................................................    7
 THE SEPARATE ACCOUNT....................................................    7
   General...............................................................    7
   Funds.................................................................    7
   Investment Adviser....................................................    9
 THE CONTRACT............................................................    9
   Application for a Contract............................................    9
   Premiums..............................................................   10
   Allocation of Premiums................................................   10
   Accumulation Unit Values..............................................   10
 DEDUCTIONS AND CHARGES..................................................   10
   Monthly Deductions....................................................   10
   Annual Maintenance Fee................................................   12
   Taxes Charged Against the Separate Account............................   12
   Charges Against the Funds.............................................   12
   Contingent Deferred Sales Charge......................................   12
   Premium Tax Charge....................................................   12
 CONTRACT BENEFITS AND RIGHTS............................................   12
   Death Benefit.........................................................   12
   Account Value.........................................................   13
   Transfer of Account Value.............................................   13
   Contract Loans........................................................   13
   Amount Payable on Surrender of the Contract...........................   14
   Partial Withdrawals...................................................   14
   Benefits at Maturity..................................................   14
   Lapse and Reinstatement...............................................   15
   Cancellation and Exchange Rights......................................   15
   Suspension of Valuation, Payments and Transfers.......................   15
 LAST SURVIVOR CONTRACTS.................................................   15
 OTHER MATTERS...........................................................   15
   Voting Rights.........................................................   15
   Statements to Contract Owners.........................................   16
   Limit on Right to Contest.............................................   16
   Misstatement as to Age and Sex........................................   16
   Payment Options.......................................................   16
   Beneficiary...........................................................   18
   Assignment............................................................   18
   Dividends.............................................................   18
 EXECUTIVE OFFICERS AND DIRECTORS........................................   19
 DISTRIBUTION OF THE CONTRACTS...........................................   21
 SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS............................   21
 FEDERAL TAX CONSIDERATIONS..............................................   21
   General...............................................................   21
   Taxation of ITT Hartford and the Separate Account.....................   21
   Income Taxation of Contract Benefits..................................   22
   Last Survivor Contracts...............................................   22
   Modified Endowment Contracts..........................................   22
   Estate and Generation Skipping Taxes..................................   22
   Diversification Requirements..........................................   23
   Ownership of the Assets in the Separate Account.......................   23

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                3
--------------------------------------------------------------------------------

                                                                           PAGE
                                                                           ----
   Life Insurance Purchased for Use in Split Dollar Arrangements.........   23
   Federal Income Tax Withholding........................................   23
   Non-Individual Ownership of Contracts.................................   23
   Other.................................................................   23
   Life Insurance Purchases by Nonresident Aliens and Foreign
    Corporations.........................................................   23
 LEGAL PROCEEDINGS.......................................................   23
 LEGAL MATTERS...........................................................   23
 EXPERTS.................................................................   23
 REGISTRATION STATEMENT..................................................   23
 APPENDIX A..............................................................   24

               THE CONTRACTS MAY NOT BE AVAILABLE IN ALL STATES.

    THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED ON.

4                                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                                 SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCOUNT VALUE: The current value of Accumulation Units plus the value of the Loan Account under the Contract.

ACCUMULATION UNIT: An accounting unit of measure used to calculate the value of a Sub-Account.

ANNUAL WITHDRAWAL AMOUNT: The amount of a surrender or partial withdrawal that is not subject to the contingent deferred sales charge. This amount in any Contract year is the greater of 10% of premiums or 100% of cumulative earnings (Account Value less premiums paid).

CASH SURRENDER VALUE: The Account Value less any contingent deferred sales charge and additional premium tax charge and all Indebtedness.

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT ANNIVERSARY: The yearly anniversary of the Contract Date.

CONTRACT DATE: A date not later than three business days after receipt of the initial premium at ITT Hartford's Home Office.

CONTRACT OWNER: The person having rights to benefits under the Contract during the lifetime of the Insured; the Contract Owner may or may not be the Insured.

CONTRACT YEARS: Annual periods computed from the Contract Date.

COVERAGE AMOUNT: The Death Benefit less the Account Value.

DEATH BENEFIT: The greater of (1) the  Face Amount specified in the Contract  or
(2) the Account Value on the date of death multiplied by a stated percentage as specified in the Contract.

DEATH PROCEEDS: The amount that we will pay on the death of the Insured. This equals the Death Benefit less any Indebtedness.

DEDUCTION AMOUNT: A deduction on the Contract Date and on each Monthly Activity Date for the cost of insurance, a tax expense charge, an administrative charge and a mortality and expense risk charge.

FACE AMOUNT: On the Contract Date, the initial Face Amount is the amount shown on the Contract's Specifications page. Thereafter, the Face Amount is reduced by any partial withdrawals.

FUNDS: The registered management investment companies in which assets of the Separate Account may be invested.

GUIDELINE SINGLE PREMIUM: The "Guideline Single Premium" as defined in Section 7702 of the Code.

HOME OFFICE: Currently located at 200 Hopmeadow Street, Simsbury, Connecticut; however, the mailing address is P.O. Box 2999, Hartford, Connecticut 06104-2999.

INDEBTEDNESS: All monies owed to ITT Hartford by the Contract Owner. These monies include all outstanding loans on the Contract, including any interest due or accrued Deduction Amount or annual maintenance fee.

INSURED: The person on whose life the Contract is issued.

LOAN ACCOUNT: An account in ITT Hartford's General Account, established for any amounts transferred from the Sub-Accounts for requested loans. The Loan Account credits a fixed rate of interest of 4% per annum that is not based on the investment experience of the Separate Account.

MONTHLY ACTIVITY DATE: The day of each month on which the Deduction Amount is deducted from the Account Value of the Contract. Monthly Activity Dates occur on the same day of the month as the Contract Date.

SEPARATE ACCOUNT: Separate Account Five, an account established by ITT Hartford to separate the assets funding the Contracts from other assets of ITT Hartford.

SUB-ACCOUNT: The subdivisions of the Separate Account used to allocate a Contract Owner's Account Value, less Indebtedness, among the Funds.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The period between the close of business on successive Valuation Days.

ITT Hartford Life and Annuity Insurance Company                                5
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                                    SUMMARY
                                  THE CONTRACT

    The Contracts are life insurance contracts with death benefits, cash values, and other traditional life insurance features. The Contracts are "variable." Unlike the fixed benefits of ordinary whole life insurance, the Account Value will, and the Death Benefit may, increase or decrease based on the investment experience of the Funds to which premiums have been allocated. The Contracts are credited with units ("Accumulation Units") to calculate cash values. The Contract Owner may transfer the cash values among the Funds.

    The Contracts can be issued on a single life or "last survivor" basis. For a discussion of how last survivor Contracts operate differently from single life Contracts, see "Last Survivor Contracts," page 15.
                       THE SEPARATE ACCOUNT AND THE FUNDS

    Separate Account Five ("Separate Account") funds the variable life insurance Contracts offered by this prospectus. ITT Hartford established the Separate Account pursuant to Connecticut insurance law and organized as a unit investment trust registered under the Investment Company Act of 1940. The Contracts currently offer eleven (11) sub-accounts ("Sub-Accounts"), each investing exclusively in a Fund. If an initial premium is submitted with an application for a Contract, it will be allocated, within three business days of receipt at ITT Hartford's Home Office, to HVA Money Market Fund, Inc. After the expiration of the Right to Cancel Period, the values in HVA Money Market Fund, Inc. will be allocated to one or more of the Funds as specified in the Contract Owner's application. See "The Contract -- Allocation of Premiums," page 10.

    Currently, the Funds are Hartford Advisers Fund, Inc., Hartford Bond Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford Index Fund, Inc., Hartford International Advisers Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Mortgage Securities Fund, Inc., Hartford Small Company Fund, Inc., Hartford Stock Fund, Inc., and HVA Money Market Fund, Inc. Applicants should read the prospectuses for the Funds accompanying this prospectus in connection with the purchase of a Contract. The investment objectives of the Funds are as set forth in "The Separate Account," page 7.

    Total fund operating expenses in 1995, including management fees, were .65% for the Hartford Advisers Fund; .53% for the Hartford Bond Fund; .68% for the Hartford Capital Appreciation Fund; .77% for the Hartford Dividend and Growth Fund; .39% for the Hartford Index Fund; .65% for the Hartford International Advisors Fund; .86% for the Hartford International Opportunities Fund; .47% for the Hartford Mortgage Securities Fund; .48% for the Hartford Stock Fund; and
 .45% for the HVA Money Market Fund. The Hartford Small Company Fund became effective on August 9, 1996.

    The investment adviser for all the Funds is The Hartford Investment Management Company, an affiliate of ITT Hartford. The Hartford Investment Management Company retains a sub-investment adviser with respect to some of the Funds. See "The Separate Account," page 7.
                                    PREMIUMS

    The Contract permits the Contract Owner to pay a large single premium and, subject to restrictions, additional premiums. The Contract Owner may choose a minimum initial premium of 80%, 90% or 100% of the Guideline Single Premium (based on the Face Amount). Under current underwriting rules, which are subject to change, Applicants between the ages of 45 and 80 who pay an initial premium of 100% of the Guideline Single Premium are eligible for simplified underwriting without a medical examination if they meet simplified underwriting standards as evidenced in their responses in the application. For Contract Owners who pay an initial premium of 80% or 90% of the Guideline Single Premium or who are below age 45 or above age 80, standard underwriting applies, except that substandard underwriting applies only in those cases that represent substandard risks according to customary underwriting guidelines. Additional premiums are allowed if they do not cause the Contract to fail to meet the definition of a life insurance contract under Section 7702 of the Code. ITT Hartford may require evidence of insurability for any additional premiums which increase the Coverage Amount. Generally, the minimum initial premium ITT Hartford will accept is $10,000. ITT Hartford may accept less than $10,000 under certain circumstances. No premium will be accepted which does not meet the tax qualification guidelines for life insurance under the Code.
                             DEDUCTIONS AND CHARGES

    On the Contract Date and on each Monthly Activity Date, ITT Hartford will deduct a Deduction Amount from the Account Value. The Deduction Amount will be made pro rata respecting each Sub-Account attributable to the Contract. The Deduction Amount includes a cost of insurance charge, tax expense charge, administrative charge and a mortality and expense risk charge. The monthly cost of insurance charge is to cover ITT Hartford's anticipated mortality costs. In addition, ITT Hartford will deduct monthly from the Account Value a tax expense charge equal to an annual rate of 0.40% for the first ten Contract Years. This charge compensates ITT Hartford for premium taxes imposed by various states and local jurisdictions and for

6                                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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federal  taxes imposed  under Section  848 of  the Code.  The charge  includes a premium tax deduction of 0.25% and a federal tax deduction of 0.15%. The premium tax deduction represents an average premium tax of 2.5% of premiums over ten years. ITT Hartford will deduct from the Account Value attributable to the Separate Account a monthly administrative charge equal to an annual rate of 0.25%. This charge compensates ITT Hartford for administrative expenses incurred in the administration of the Separate Account and the Contracts. ITT Hartford will also deduct from the Account Value attributable to the Separate Account a monthly charge equal to an annual rate of 0.90% for the mortality risks and expense risks ITT Hartford assumes in relation to the variable portion of the Contracts. If the Cash Surrender Value is not sufficient to cover a Deduction Amount due on any Monthly Activity Date the Contract may lapse. See "Deductions and Charges -- Monthly Deductions," page 10 and "Contract Benefits and Rights -- Lapse and Reinstatement," page 15.

    If the Account Value on a Contract Anniversary is less than $50,000, ITT Hartford will deduct on such date an annual maintenance fee of $30. This fee will help reimburse ITT Hartford for administrative and maintenance costs of the Contracts. See "Deductions and Charges -- Annual Maintenance Fee," page 12.

    ITT Hartford may set up a provision for income taxes against the assets of the Separate Account. See "Deductions and Charges -- Charges Against The Separate Account," page 12 and "Federal Tax Considerations," page 21.

    Applicants should review the prospectuses for the Funds which accompany this prospectus for a description of the charges assessed against the assets of the Funds.
    Upon surrender of the Contract and partial withdrawals in excess of the Annual Withdrawal Amount, a contingent deferred sales charge may be assessed. In Contract Years 1 through 3, this charge is 7.5% of surrendered Account Value attributable to premiums paid. In Contract Years 4 through 5, this charge is 6%. In Contract Years 6 through 7, this charge is 4%. In Contract Years 8 through 9, this charge is 2%. After the 9th Contract Year, there is no charge. The contingent deferred sales charge is imposed to cover a portion of the sales expense incurred by ITT Hartford in distributing the Contracts. This expense includes agents commissions, advertising and the printing of prospectuses. See "Deductions and Charges -- Contingent Deferred Sales Charge," page 12.

    During the first nine Contract Years, an additional premium tax charge will be imposed on surrender or partial withdrawals. See "Deductions and Charges -- Premium Tax Charges," page 12.

    For a discussion of the tax consequences of surrender of the Contract or a partial withdrawal, see "Federal Tax Considerations," page 21.
                                 DEATH BENEFIT

    The Contracts provide for a Face Amount which is the minimum Death Benefit under the Contract. The Death Benefit may be greater than the Face Amount. At the death of the Insured, we will pay the Death Proceeds to the beneficiary. The Death Proceeds equal the Death Benefit less any Indebtedness under the Contract. See "Contract Benefits and Rights -- Death Benefit," page 12.
                                 ACCOUNT VALUE

    The Account Value of the Contract will increase or decrease to reflect the investment experience of the Funds applicable to the Contract and deductions for the monthly Deduction Amount. There is no minimum guaranteed Account Value and the Contract Owner bears the risk of the investment in the Funds. See "Contract Benefits and Rights -- Account Value," page 13.
                                 CONTRACT LOANS

    A Contract Owner may obtain one or both of two types of cash loans from ITT Hartford. Both types of loans are secured by the Contract. At the time a loan is requested, the aggregate amount of all loans (including the currently applied for loan) may not exceed 90% of the difference of the Account Value less any contingent deferred sales charge and due and unpaid Deduction Amount. See "Contract Benefits and Rights -- Contract Loans," page 13.
                                     LAPSE

    Under certain circumstances a Contract may terminate if the Cash Surrender Value on any Monthly Activity Date is less than the required Monthly Deduction Amount. ITT Hartford will give written notice to the Contract Owner and a 61 day grace period during which additional amounts may be paid to continue the Contract. See "Contract Benefits and Rights -- Contract Loans," page 13 and "Lapse and Reinstatement," page 15.
                        CANCELLATION AND EXCHANGE RIGHTS

    An applicant has a limited right to return his or her Contract for cancellation. If the applicant returns the Contract, by mail or hand delivery, to ITT Hartford or to the agent who sold the Contract, to be cancelled within 10 days after delivery of the Contract to the applicant (in certain cases, this free-look period is longer), ITT Hartford will return to the applicant within 7 days thereafter the greater of the premiums paid for the Contract or the sum of
(1) the

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                7
--------------------------------------------------------------------------------

Account Value on the date the returned Contract is received by ITT Hartford or its agent and (2) any deductions under Contract or by the Funds for taxes, charges or fees.

    In addition, once the Contract is in effect it may be exchanged during the first 24 months after its issuance for a permanent life insurance contract on the life of the Insured without submitting proof of insurability. See "Contract Benefits and Rights -- Cancellation and Exchange Rights," page 15.
                                TAX CONSEQUENCES

    The current Federal tax law generally excludes all death benefit payments from the gross income of the Contract beneficiary. The Contracts generally will be treated as modified endowment contracts. This status does not affect the Contracts' classification as life insurance, nor does it affect the exclusion of death benefit payments from gross income. However, loans, distributions or other amounts received under a modified endowment contract are taxed to the extent of accumulated income in the Contract (generally, the excess of Account Value over premiums paid) and may be subject to a 10% penalty tax. See "Federal Tax Considerations," page 21.
                                  THE COMPANY

    ITT Hartford Life and Annuity Insurance Company ("ITT Hartford"), formerly ITT Life Insurance Corporation, was originally incorporated under the laws of Wisconsin on January 9, 1956. ITT Hartford was redomiciled to Connecticut on May 1, 1996. It is a stock life insurance company engaged in the business of writing both individual and group life insurance and annuities in all states including the District of Columbia, except New York. The offices of ITT Hartford are located in Minneapolis, Minnesota; however, its mailing address is P.O. Box 2999, Hartford, Connecticut 06104-2999.

    ITT Hartford is a wholly owned subsidiary of Hartford Life Insurance Company. ITT Hartford is ultimately 100% owned by Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. On December 20, 1995, Hartford Fire Insurance Company became an independent, publicly traded corporation.

    ITT Hartford is rated A+ (superior) by A.M. Best and Company, Inc. on the basis of its financial soundness and operating performance. ITT Hartford is rated AA by Standard & Poor's and AA+ by Duff and Phelps on the basis of its claims paying ability.

    These ratings do not apply to the performance of the Separate Account. However, the contractual obligations under the Contracts are the general corporate obligations of ITT Hartford. These ratings do apply to ITT Hartford's ability to meet its insurance obligations under the Contract.

    ITT Hartford is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with that Commissioner on or before March 1 in each year covering the operations of ITT Hartford for the preceding year and its financial condition on December 31 of such year. Its books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners at least once in every four years. In addition, ITT Hartford is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance contracts. ITT Hartford is also subject to various Federal and state securities law and regulations.
                              THE SEPARATE ACCOUNT
                                    GENERAL

    Separate Account Five ("Separate Account") is a separate account of ITT Hartford established on August 17, 1994 pursuant to the insurance laws of the State of Connecticut and organized as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Separate Account meets the definition of "separate account" under federal securities law. Under Connecticut law, the assets of the Separate Account are held exclusively for the benefit of Contract Owners and persons entitled to payments under the Contracts. The assets for the Separate Account are not chargeable with liabilities arising out of any other business which ITT Hartford may conduct.
                                     FUNDS

    The assets of each Sub-Account of the Separate Account are invested exclusively in one of the Funds. A Contract Owner may allocate premiums among the Funds. Contract Owners should review the following brief descriptions of the investment objectives of the Funds in connection with that allocation. There is no assurance that any of the Funds will achieve its stated objectives. Contract Owners are also advised to read the prospectuses for the Funds accompanying this prospectus for more detailed information.

 HARTFORD ADVISERS FUND, INC.

    The investment objective of the Hartford Advisers Fund, Inc. is to achieve maximum long term total rate of return consistent with prudent investment risk by investing in common stock and other equity securities, bonds and other debt securities, and money market instruments. The investment adviser will vary the investments of the Fund among equity and debt securities and money market instruments depending upon its analysis of market trends. Total rate of return consists of current income, including dividends, interest and discount accruals and capital appreciation.

8                                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

 HARTFORD BOND FUND, INC.

    The investment objective of the Hartford Bond Fund, Inc. is to achieve maximum current income consistent with preservation of capital by investing primarily in bonds. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's or "BB" by S&P) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Hartford Funds entitled "Hartford Bond Fund, Inc. -- Investment Policies."

 HARTFORD CAPITAL APPRECIATION FUND, INC.

    The investment objective of the Hartford Capital Appreciation Fund, Inc., (formerly the "Hartford Aggressive Growth Fund, Inc.") is to achieve growth of capital by investing in equity securities and securities convertible into equity securities selected solely on potential for capital appreciation; income, if any, is an incidental consideration.

 HARTFORD DIVIDEND AND GROWTH FUND, INC.

    The investment objective of the Hartford Dividend and Growth Fund is to achieve a high level of current income consistent with growth of capital and reasonable investment risk by investing primarily in equity securities and securities convertible into equity securities.

 HARTFORD INDEX FUND, INC.

    The investment objective of the Hartford Index Fund, Inc. is to provide investment results which approximate the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.*

 HARTFORD INTERNATIONAL ADVISERS FUND, INC.

    The investment objective of the Hartford International Advisers Fund, Inc. is to provide maximum long-term total return consistent with prudent investment risk through investing in a portfolio of equity, debt and money market securities. Securities in which the Fund invests primarily will be denominated in non-U.S. currencies and will be traded in non-U.S. markets.

 HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC.

    The investment objective of the Hartford International Opportunities Fund, Inc. is to achieve long-term total return consistent with prudent investment risk through investment primarily in equity securities issued by foreign companies.

 HARTFORD MORTGAGE SECURITIES FUND, INC.

    The investment objective of the Hartford Mortgage Securities Fund, Inc. is to achieve maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities, including securities issued by the Government National Mortgage Association ("GNMA").

 HARTFORD SMALL COMPANY FUND, INC. (AVAILABLE EFFECTIVE AUGUST 9, 1996)

    The investment objective of the Small Company Fund, Inc. is to achieve growth of capital by investing in securities selected primarily on the basis of potential for capital appreciation. Under normal market and economic conditions at least 65% of the Small Company Fund's total assets are invested in equity securities of companies which have less than $2 billion in market capitalization.

 HARTFORD STOCK FUND, INC.

    The investment objective of the Hartford Stock Fund, Inc. is to achieve long-term capital growth primarily through capital appreciation, with income a secondary consideration, by investing in equity-type securities.

 HVA MONEY MARKET FUND, INC.

    The investment objective of the HVA Money Market Fund, Inc. is to achieve maximum current income consistent with liquidity and preservation of capital by investing in money market securities.

    All of the Funds are organized as corporations under the laws of the State of Maryland and are registered as diversified open-end management companies under the Investment Company Act of 1940. Each Fund continually issues an unlimited number of full and fractional shares of beneficial interest in the Fund. Such shares are offered to separate accounts, including the Separate Account, established by ITT Hartford or one of its affiliated companies specifically to fund the Contracts and other contracts issued by ITT Hartford or its affiliates as permitted by the Investment Company Act of 1940.

    It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither ITT Hartford nor the Funds currently foresees any such disadvantages either to variable life insurance or variable annuity Contract Owners, the Funds' Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, ITT Hartford will bear the attendant expenses.

* "STANDARD & POOR'S-REGISTERED TRADEMARK-", "S&P-REGISTERED TRADEMARK-", "S&P 500-REGISTERED TRADEMARK-", "STANDARD & POOR'S 500", AND "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY HARTFORD LIFE INSURANCE COMPANY. THE HARTFORD INDEX FUND, INC. ("INDEX FUND") IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S ("S&P") AND S&P MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE INDEX FUND.

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                9
--------------------------------------------------------------------------------

    All investment income of and other distributions to each Sub-Account of the Separate Account arising from the applicable Fund are reinvested in shares of that Fund at net asset value. The income and both realized gains or losses on the assets of each Sub-Account of the Separate Account are therefore separate and are credited to or charged against the Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other business of ITT Hartford. ITT Hartford will purchase shares in the Funds in connection with premiums allocated to the applicable Sub-Account in accordance with Contract Owners directions and will redeem shares in the Funds to meet Contract obligations or make adjustments in reserves, if any. The Funds are required to redeem Fund shares at net asset value and to make payment within seven days.

    ITT Hartford reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the Separate Account and its Sub-Accounts which fund the Contracts. If shares of any of the Funds should no longer be available for investment, or if, in the judgment of ITT Hartford's management, further investment in shares of any Fund should become inappropriate in view of the purposes of the Contracts, ITT Hartford may substitute shares of another Fund for shares already purchased, or to be purchased in the future, under the Contracts. No substitution of securities will take place without notice to and consent of Contract Owners and without prior approval of the Securities and Exchange Commission to the extent required by the Investment Company Act of 1940. Subject to Contract Owner approval, ITT Hartford also reserves the right to end the registration under the Investment Company Act of 1940 of the Separate Account or any other separate accounts of which it is the depositor which may fund the Contracts.

    Each Fund is subject to investment restrictions which may not be changed without the approval of a majority of the shareholders of the Fund. See the accompanying prospectuses for the Funds.
                               INVESTMENT ADVISER

    The investment adviser for the Funds is The Hartford Investment Management Company ("HIMCO" or the "Adviser"), a wholly-owned subsidiary of Hartford Life Insurance Company. HIMCO was organized under the laws of the State of Connecticut in October of 1981. HIMCO also serves as investment adviser to several other funds sponsored by Hartford Life Insurance Company which are also registered with the Securities and Exchange Commission. Hartford Life Insurance Company and ITT Hartford are ultimately owned by Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford Fire Insurance Company is a subsidiary of ITT Corporation. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser provides investment advice and supervises the management and investment program of Hartford Bond Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford Index Fund, Inc., Hartford International Advisers Fund, Inc., Hartford International Opportunities Fund, Inc., HVA Money Market Fund, Inc., and Hartford Mortgage Securities Fund, Inc., pursuant to an Investment Advisory Agreement entered into with each of these Funds for which HIMCO receives a fee. HIMCO also supervises the investment programs of Hartford Advisers Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford Small Company Fund, Inc., and Hartford Stock Fund, Inc., pursuant to an Investment Management Agreement for which HIMCO receives a fee. In addition, with respect to these three funds, HIMCO has a Sub-Investment Advisory Agreement with Wellington Management Company ("Wellington Management") to provide an investment program to HIMCO for utilization by HIMCO in rendering services to these funds. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, other institutions and individuals. Wellington Management is organized as a private Massachusetts partnership and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. See the accompanying prospectuses for the Funds for a more complete description of the Adviser and Sub-Adviser and their respective fees.
                                  THE CONTRACT
                           APPLICATION FOR A CONTRACT

    Individuals wishing to purchase a Contract must submit an application to ITT Hartford. A Contract will be issued only on the lives of insureds age 90 and under who supply evidence of insurability satisfactory to ITT Hartford. Acceptance is subject to ITT Hartford's underwriting rules and ITT Hartford reserves the right to reject an application for any reason. IF AN APPLICATION FOR A CONTRACT IS REJECTED, THEN YOUR INITIAL PREMIUM WILL BE RETURNED ALONG WITH AN ADDITIONAL AMOUNT FOR INTEREST, BASED ON THE CURRENT RATE BEING CREDITED BY ITT HARTFORD. No change in the terms or conditions of a Contract will be made without the consent of the Contract Owner.

    The Contract will be effective on the Contract Date only after ITT Hartford has received all outstanding delivery requirements and received the initial premium. The Contract Date is the date used to determine all future cyclical transactions on the Contract, e.g., Monthly Activity Date, Contract Months and Contract Years. The Contract Date may be prior to, or the same as, the date the Contract is issued ("Issue Date").

    If  the  Coverage  Amount is  over  the  current limits  established  by ITT
Hartford, the initial payment will not be accepted with the application. In other cases where we receive the initial payment with the application, we will

10                               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

provide fixed conditional insurance during underwriting according to the terms of a conditional receipt. The fixed conditional insurance will be the insurance applied for, up to a maximum that varies by age. If no fixed conditional insurance was in effect, on Contract delivery we will require a sufficient payment to place the insurance in force.
                                    PREMIUMS

    The Contract permits the Contract Owner to pay a large single premium and, subject to restrictions, additional premiums. The Contract Owner may choose a minimum initial premium of 80%, 90% or 100% of the Guideline Single Premium (based on the Face Amount). Under current underwriting rules, which are subject to change, Applicants between ages 45 and 80 who pay an initial premium of 100% of the Guideline Single Premium (subject to then current premium limits) are eligible for simplified underwriting without a medical examination if they meet simplified underwriting standards as evidenced in their responses in the application. For Contract Owners who pay an initial premium of 80% or 90% of the Guideline Single Premium or who are below age 45 or above age 80, standard underwriting applies, except that substandard underwriting applies only in those cases that represent substandard risks according to customary underwriting guidelines. Additional premiums are allowed if they do not cause the Contract to fail to meet the definition of a life insurance contract under Section 7702 of the Code. ITT Hartford may require evidence of insurability for any additional premiums which increase the Coverage Amount. Generally, the minimum initial premium ITT Hartford will accept is $10,000. ITT Hartford may accept less than $10,000 under certain circumstances. No premium will be accepted which does not meet the tax qualification guidelines for life insurance under the Code.
                             ALLOCATION OF PREMIUMS
    Within three business days of receipt of a completed application and the initial premium at ITT Hartford's Home Office, ITT Hartford will allocate the entire premium to HVA Money Market Fund, Inc. After the expiration of the Right To Cancel Period the Account Value in HVA Money Market Fund, Inc. will be allocated among the Funds in whole percentages to purchase Accumulation Units in the applicable Sub-Accounts as the Contract Owner directs in the application. Premiums received on or after the expiration of the Right to Cancel Period will be allocated among the Sub-Accounts to purchase Accumulation Units in such Sub-Accounts as directed by the Contract Owner or, in the absence of directions, as specified in the original application. The number of Accumulation Units in each Sub-Account to be credited to a Contract (including the initial allocation to HVA Money Market Fund, Inc.) will be determined first by multiplying the premium by the percentage to be allocated to each Fund to determine the portion to be invested in the Sub-Account. Each portion to be invested in each Sub-Account is then divided by the Accumulation Unit Value of that particular Sub-Account next computed after receipt of the payment.
                            ACCUMULATION UNIT VALUES

    The Accumulation Unit Value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the Accumulation Unit Value of the particular Sub-Account on the preceding Valuation Day by a "Net Investment Factor" for that Sub-Account for the Valuation Period then ended. The Net Investment Factor for each Sub-Account is the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share dividends or capital gains by that Fund if the ex-dividend date occurs in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period. Applicants should refer to the prospectuses for the Funds which accompany this prospectus for a description of how the assets of each Fund are valued since such determination has a direct bearing on the Accumulation Unit Value of the Sub-Account and therefore the Account Value of a Contract. See also, "Contract Benefits and Rights -- Account Value," page 13.

    All valuations in connection with a Contract, e.g., with respect to determining Account Value and Cash Surrender Value and in connection with Contract Loans, or calculation of Death Benefits, or with respect to determining the number of Accumulation Units to be credited to a Contract with each premium, other than the initial premium, will be made on the date the request or payment is received by ITT Hartford at its Home Office if such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day.
                             DEDUCTIONS AND CHARGES
                               MONTHLY DEDUCTIONS

    On the Contract Date, and on each Monthly Activity Date after the Contract Date, ITT Hartford will deduct an amount ("Deduction Amount") to cover charges and expenses incurred in connection with a Contract. Each monthly Deduction Amount will be deducted pro rata from each Sub-Account attributable to the Contract such that the proportion of Account Value of the Contract attributable to each Sub-Account remains the same before and after the deduction. The Deduction Amount will vary from month to month. If the Cash Surrender Value is not sufficient to cover a Deduction Amount due on any Monthly Activity Date, the Contract may lapse. See "Contract Benefits and Rights -- Lapse and Reinstatement," page 15. The following is a summary of the monthly deductions and charges which constitute the Deduction Amount:

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                               11
--------------------------------------------------------------------------------

    COST OF INSURANCE CHARGE: The cost of insurance charge covers ITT Hartford's anticipated mortality costs for standard and substandard risks. Current cost of insurance rates are lower after the 10th Contract Year and are based on whether 100%, 90% or 80% of the Guideline Single Premium has been paid. The current cost of insurance charge will not exceed the guaranteed cost of insurance charge. This charge is a guaranteed maximum monthly rate multiplied by the Coverage Amount on the Contract Date or any Monthly Activity Date. For standard risks, the guaranteed cost of insurance rate is based on the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday. (Unisex rates may be required in some states.) A table of guaranteed cost of insurance rates per $1,000 will be included in each Contract; however, ITT Hartford reserves the right to use rates less than those shown in the table. Substandard risks will be charged at a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday. The multiple will be based on the insured's substandard rating.

    The Coverage Amount is first set on the Contract Date and then on each Monthly Activity Date. On such days, it is the Face Amount less the Account Value subject to a Minimum Coverage Amount. The Coverage Amount remains level between the Monthly Activity Dates.

    The Coverage Amount may be adjusted to continue to qualify the Contracts as life insurance contracts under the current Federal tax law. Under that law, the Minimum Coverage Amount is a stated percentage of the Account Value of the Contract determined on each Monthly Activity Date. The percentages vary according to the attained age of the Insured.

    EXAMPLE:

Face Amount = $100,000
Account Value on the Monthly Activity Date = $30,000
Insured's attained age = 40
Minimum Coverage Amount percentage for age 40 = 150%

    On the Monthly Activity Date, the Coverage Amount is $70,000. This is calculated by subtracting the Account Value on the Monthly Activity Date
($30,000) from the Face Amount ($100,000), subject to a possible Minimum Coverage Amount adjustment. This Minimum Coverage Amount is determined by taking a percentage of the Account Value on the Monthly Activity Date. In this case, the Minimum Coverage Amount is $45,000 (150% of $30,000). Since $45,000 is less than the Face Amount less the Account Value ($70,000), no adjustment is necessary. Therefore, the Coverage Amount will be $70,000.

    Assume that the Account Value in the above example was $50,000. The Minimum Coverage Amount would be $75,000 (150% of $50,000). Since this is greater than the Face Amount less the Account Value ($50,000), the Coverage Amount for the Contract Month is $75,000. (For an explanation of the Death Benefit, see "Contract Benefits and Rights" on page 12.)

    Because the Account Value and, as a result, the Coverage Amount under a Contract may vary from month to month, the cost of insurance charge may also vary on each Monthly Activity Date.

    TAX EXPENSE CHARGE: ITT Hartford will deduct monthly from the Account Value a tax expense charge equal to an annual rate of 0.40% for the first ten Contract Years. This charge compensates ITT Hartford for premium taxes imposed by various states and local jurisdictions and for federal taxes imposed under Section 848 of the Code. The charge includes a premium tax deduction of 0.25% and a federal tax deduction of 0.15%. The 0.25% premium tax deduction over ten Contract Years approximates ITT Hartford's average expenses for state and local premium taxes (2.5%). Premium taxes vary, ranging from zero to more than 4.0%. The premium tax deduction is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. However, ITT Hartford does not expect to make a profit from this deduction. The 0.15% federal tax deduction helps reimburse ITT Hartford for approximate expenses incurred from federal taxes under Section 848 of the Code. The federal tax deduction is a factor ITT Hartford must use when computing the maximum sales load chargeable under Securities and Exchange Commission rules.

    ADMINISTRATIVE CHARGE: ITT Hartford will deduct monthly from the Account Value attributable to the Separate Account an administrative charge equal to an annual rate of 0.25%. This charge compensates ITT Hartford for administrative expenses incurred in the administration of the Separate Account and the Contracts.

    MORTALITY AND EXPENSE RISK CHARGE: ITT Hartford will deduct monthly from the Account Value attributable to the Separate Account a charge equal to an annual rate of 0.90% for the mortality risks and expense risks ITT Hartford assumes in relation to the variable portion of the Contracts. The mortality risk assumed is that the cost of insurance charges specified in the Contract will be insufficient to meet claims. ITT Hartford also assumes a risk that the Face Amount (the minimum Death Benefit) will exceed the Coverage Amount on the date of death plus the Account Value on the date ITT Hartford receives written notice of death. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges set in the Contract. ITT Hartford may profit from the mortality and expense risk charge and may use any profits for any proper purpose, including any difference between the cost it incurs in distributing the Contracts and the proceeds of the contingent deferred sales charge.

12                               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                             ANNUAL MAINTENANCE FEE

    If the Account Value on a Contract Anniversary is less than $50,000, ITT Hartford will deduct on such date an annual maintenance fee of $30. This fee will help reimburse ITT Hartford for administrative and maintenance costs of the Contracts. The sum of the monthly administrative charges and the annual maintenance fee will not exceed the cost ITT Hartford incurs in providing administrative services under the Contracts.
                   TAXES CHARGED AGAINST THE SEPARATE ACCOUNT

    Currently, no charge is made to the Separate Account for Federal income taxes that may be attributable to the Separate Account. ITT Hartford may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Separate Account may also be made.
                           CHARGES AGAINST THE FUNDS
    The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the prospectus for the Funds.
                        CONTINGENT DEFERRED SALES CHARGE

    Upon surrender of the Contract and partial withdrawals in excess of the Annual Withdrawal Amount, a contingent deferred sales charge may be assessed. In Contract Years 1 through 3, this charge is 7.5% of surrendered Account Value attributable to premiums paid. In Contract Years 4 through 5, this charge is 6%. In Contract Years 6 through 7, this charge is 4%. In Contract Years 8 through 9, this charge is 2%. After the 9th Contract Year, there is no charge.

    In determining the contingent deferred sales charge and the additional premium tax charge discussed below, any surrender or partial withdrawal during the first ten Contract Years will be deemed first from earnings and then from premiums paid. If an amount equal to all premiums paid has been withdrawn, no charge will be assessed on a withdrawal of the remaining Account Value.

    The contingent deferred sales charge is imposed to cover a portion of the sales expense incurred by ITT Hartford in distributing the Contracts. This expense includes agents' commissions, advertising and the printing of prospectuses.

    See "Contract Benefits and Rights -- Amount Payable on Surrender of the Contract," page 14.
                               PREMIUM TAX CHARGE

    During the first nine Contract Years, an additional premium tax charge will be imposed on surrender or partial withdrawals. The additional premium tax charge is shown below, as a percent of Account Value, at the end of each Contract Year:

               CONTRACT
                 YEAR            RATE
               --------          -----
                    1            2.25%
                    2            2.00%
                    3            1.75%
                    4            1.50%
                    5            1.25%
                    6            1.00%
                    7            0.75%
                    8            0.50%
                    9            0.25%
                   10  +         0.00%

    After the ninth Contract Year, no additional premium tax charge will be imposed.
                          CONTRACT BENEFITS AND RIGHTS
                                 DEATH BENEFIT

    While in force, the Contract provides for the payment of the Death Proceeds to the named beneficiary when the Insured under the Contract dies. The Death Proceeds payable to the beneficiary equal the Death Benefit less any loans outstanding. The Death Benefit equals the greater of (1) the Face Amount or (2) the Account Value multiplied by a specified percentage. The percentages vary according to the attained age of the Insured and are specified in the Contract. Therefore, an increase in Account Value may increase the Death Benefit. However, because the Death Benefit will never be less than the Face Amount, a decrease in Account Value may decrease the Death Benefit but never below the Face Amount.

    EXAMPLES:

                                 A         B
                              --------  --------
  Face Amount...............  $100,000  $100,000
  Insured's Age.............        40        40
  Account Value on Date of
   Death....................    46,500    34,000
  Specified Percentage......      250%      250%

    In Example A, the Death Benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Account Value at the Date of Death of $46,500, multiplied by the specified percentage of 250%). This amount less any outstanding loans constitutes the Death Proceeds which we would pay to the beneficiary.

    In Example B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                               13
--------------------------------------------------------------------------------

Account Value of $34,000 multiplied by the specified percentage of 250%).

    All or part of the Death Proceeds may be paid in cash or applied under a "Payment Option." See "Other Matters -- Payment Options," page 16.
                                 ACCOUNT VALUE

    The Account Value of a Contract will be computed on each Valuation Day. The Account Value will vary to reflect the investment experience of the Funds, the value of the Loan Account and the monthly Deduction Amounts. There is no minimum guaranteed Account Value.

    The Account Value of a particular Contract is related to the net asset value of the Funds to which premiums on the Contract have been allocated. The Account Value on any Valuation Day is calculated by multiplying the number of Accumulation Units credited to the Contract in each Sub-Account as of the Valuation Day by the Accumulation Unit Value of that Sub-Account and then summing the result for all the Sub-Accounts credited to the Contract and the value of the Loan Account. See "The Contract -- Accumulation Unit Values," page 10.
                           TRANSFER OF ACCOUNT VALUE
    While the Contract remains in effect and subject to ITT Hartford's transfer rules then in effect, the Contract Owner may request that part or all of the Account Value of a particular Sub-Account be transferred to other Sub-Accounts. ITT Hartford reserves the right to restrict the number of such transfers to no more than 12 per Contract Year with no two transfers being made on consecutive Valuation Days. However, there are no restrictions on the number of transfers at the present time. Transfers may be made by written request or by calling toll free 1-800-231-5453. Transfers by telephone may be made by the agent of record or by the attorney-in-fact pursuant to a power of attorney. Telephone transfers may not be permitted in some states. The policy of ITT Hartford and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. ITT Hartford will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, ITT Hartford may be liable for any losses due to unauthorized or fraudulent instructions. The procedures ITT Hartford follows for transactions initiated by telephone include requirements that callers provide certain information for identification purposes. All transfer instructions by telephone are tape recorded.

    It is the responsibility of the Contract Owner to verify the accuracy of all confirmations of transfers and to promptly advise ITT Hartford of any inaccuracies within one business day of receipt of the confirmation. ITT Hartford will send the Contract Owner confirmation of the transfer within five
(5) days from the date of any instruction.

    ITT Hartford may modify the right to reallocate Account Value among the Sub-Accounts if ITT Hartford determines, in its sole discretion, that the exercise of that right by one or more Contract Owners is, or would be, to the disadvantage of other Contract Owners. Any modification could be applied to transfers to or from some or all of the Sub-Accounts and could include, but not be limited to, the requirement of a minimum period between each transfer, not accepting transfer requests of an agent acting under the power of attorney on behalf of more than one Contract Owner, or limiting the dollar amount that may be transferred among the Sub-Accounts at one time. These restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that ITT Hartford considers to be disadvantageous to other Contract Owners.

    As a result of a transfer, the number of Accumulation Units credited to the Sub-Account from which the transfer is made will be reduced by the number obtained by dividing the amount transferred by the Accumulation Unit Value of that Sub-Account on the Valuation Day ITT Hartford receives the transfer request. The number of Accumulation Units credited to the Sub-Account to which the transfer is made will be increased by the number obtained by dividing the amount transferred by the Accumulation Unit Value of that Sub-Account on the Valuation Day ITT Hartford receives the transfer request.
                                 CONTRACT LOANS

    While the Contract is in effect, a Contract Owner may obtain, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), one or both of two types of cash loans from ITT Hartford. Both types of loans are secured by the Contract. The aggregate loans (including the currently applied for loan) may not exceed at the time a loan is requested 90% of the Account Value less any contingent deferred sales charge and due and unpaid Deduction Amount.

    The loan amount will be transferred pro rata from each Sub-Account attributable to the Contract (unless the Contract Owner specifies otherwise) to the Loan Account. The amounts allocated to the Loan Account will bear interest at a rate of 4% per annum (6% for "Preferred Loans"). The amount of the Loan Account that equals the difference between the Account Value and the total of all premiums paid under the Contract is considered a "Preferred Loan." The loan interest rate that ITT Hartford will charge on all loans is 6% per annum. The difference between the value of the Loan Account and the Indebtedness will be transferred on a pro rata basis from the Sub-Accounts to the Loan Account on each Monthly Activity Date.

    If the aggregate outstanding loan(s) secured by the Contract exceeds the Account Value of the Contract less any contingent deferred sales charges and due and unpaid Deduction Amount, ITT Hartford will give written notice to

14                               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

the Contract Owner that unless ITT Hartford receives an additional payment within 61 days to reduce the aggregate outstanding loan(s) secured by the Contract, the Contract may lapse.

    All or any part of any loan secured by a Contract may be repaid while the Contract is still in effect. When loan repayments or interest payments are made, they will be allocated among the Sub-Account(s) in the same percentage as premiums are allocated (unless the Contract Owner requests a different allocation) and an amount equal to the payment will be deducted from the Loan Account. Any outstanding loan at the end of a Grace Period must be repaid before the Contract will be reinstated. See "Contract Benefits and Rights -- Lapse and Reinstatement," page 15.
    A loan, whether or not repaid, will have a permanent effect on the Account Value because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts earn more than 4% per annum, the annual interest rate for amounts held in the Loan Account, a Contract Owner's Account Value will not increase as rapidly as it would have had no loan been made. If the Sub-Accounts earn less than 4% per annum, the Contract Owner's Account Value will be greater than it would have been had no loan been made. Also, if not repaid, the aggregate outstanding loan(s) will reduce the Death Proceeds and Cash Surrender Value otherwise payable.
                  AMOUNT PAYABLE ON SURRENDER OF THE CONTRACT

    While the Contract is in effect, a Contract Owner may elect, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), to fully surrender the Contract. Upon surrender, the Contract Owner will receive the Cash Surrender Value determined as of the day ITT Hartford receives the Contract Owner's written request or the date requested by the Contract Owner whichever is later. The Cash Surrender Value equals the Account Value less any contingent deferred sales charges and additional premium tax charge and all Indebtedness. ITT Hartford will pay the Cash Surrender Value of the Contract within seven days of receipt by ITT Hartford of the written request or on the effective surrender date requested by the Contract Owner, whichever is later. The Contract will terminate on the date of receipt of the written request, or the date the Contract Owner requests the surrender to be effective, whichever is later. For a discussion of the tax consequences of surrendering the Contract, see "Federal Tax Considerations," page 21.

    If the Contract Owner chooses to apply the surrender proceeds to a payment option (see "Other Matters -- Payment Options," page 16), the contingent deferred sales charge will not be imposed to the surrender proceeds applied to the option. In other words, the surrender proceeds will equal the Cash Surrender Value without reduction for the contingent deferred sales charge. However, the additional premium tax charge, if applicable, will be deducted from the surrender proceeds to be applied, and amounts withdrawn from Options 1, 5 or 6 will be subject to the contingent deferred sales charge, if applicable.
                              PARTIAL WITHDRAWALS

    While the Contract is in effect, a Contract Owner may elect, by written request, to make partial withdrawals from the Cash Surrender Value. The Cash Surrender Value, after partial withdrawal, must at least equal ITT Hartford's minimum amount rules then in effect; otherwise, the request will be treated as a request for full surrender. The partial withdrawal will be deducted pro rata from each Sub-Account, unless the Contract Owner instructs otherwise. The Face Amount will be reduced proportionate to the reduction in the Account Value due to the partial withdrawal. Partial withdrawals will be deemed to be first from earnings, if any, and then from premiums paid. Partial withdrawals in excess of the Annual Withdrawal Amount will be subject to the contingent deferred sales charge and any additional premium tax charges. See "Deductions and Charges -- Contingent Deferred Sales Charge, Premium Tax Charge." For a discussion of the tax consequences of partial withdrawals, see "Federal Tax Considerations," page 21.
                              BENEFITS AT MATURITY

    If the Insured is living on the "Maturity Date" (the anniversary of the Contract Date on which the Insured is age 100), on surrender of the Contract to ITT Hartford, ITT Hartford will pay to the Contract Owner the Cash Surrender Value. In such case, the Contract will terminate and ITT Hartford will have no further obligations under the Contract. (The Maturity Date may be extended by rider where approved, but see "Income Taxation of Contract Benefits.")

ITT Hartford Life and Annuity Insurance Company                               15
--------------------------------------------------------------------------------

                            LAPSE AND REINSTATEMENT
    The Contract will remain in effect until the Cash Surrender Value is insufficient to cover a Deduction Amount due on a Monthly Activity Date. ITT Hartford will notify the Contract Owner of the deficiency in writing and will provide a 61 day period ("Grace Period") to pay an amount sufficient to cover the Deduction Amount(s) due. The notice will indicate the amount that must be paid.

    The Contract will continue through the Grace Period, but if no additional premium payment is made, it will terminate at the end of the Grace Period. If the person insured under the Contract dies during the Grace Period, the Death Proceeds payable under the Contract will be reduced by the Deduction Amount(s) due and unpaid. See "Contract Benefits and Rights -- Death Benefit," page 12.

    If the Contract lapses, the Contract Owner may apply for reinstatement of the Contract by payment of the reinstatement premium (and any applicable charges) shown in the Contract. A request for reinstatement may be made within five years of lapse. If a loan was outstanding at the time of lapse, ITT Hartford will require repayment of the loan before permitting reinstatement. In addition, ITT Hartford reserves the right to require evidence of insurability satisfactory to ITT Hartford.
                        CANCELLATION AND EXCHANGE RIGHTS

    An Applicant has a limited right to return a Contract for cancellation. If the Contract is returned, by mail or personal delivery to ITT Hartford or to the agent who sold the Contract, to be cancelled within 10 days after delivery of the Contract to the Contract Owner (a longer free-look period is provided in certain cases), ITT Hartford will return to the Applicant within 7 days the greater of premiums paid for the Contract or the sum of (1) the Account Value on the date the returned Contract is received by ITT Hartford or its agent and (2) any deductions under Contract or by the Funds for taxes, charges or fees.

    Once the Contract is in effect, it may be exchanged during the first 24 months after its issuance, for a non-variable flexible premium adjustable life insurance contract offered by ITT Hartford (or an affiliated company) on the life of the Insured. No evidence of insurability will be required. The new contract will have, at the election of the Contract Owner, either the same Coverage Amount under the exchanged contract on the date of exchange or the same Death Benefit. The effective date, issue date and issue age will be the same as existed under the exchanged contract. If a contract loan was outstanding, the entire loan must be repaid. There may be a cash adjustment required on the exchange.
                SUSPENSION OF VALUATION, PAYMENTS AND TRANSFERS

    ITT Hartford will suspend all procedures requiring valuation (including transfers, surrenders and loans) on any day a national stock exchange is closed or trading is restricted due to an existing emergency as defined by the Securities and Exchange Commission, or on any day the Commission has ordered that the right of surrender of the Contracts be suspended for the protection of Contract Owners, until such condition has ended.
                            LAST SURVIVOR CONTRACTS

    The Contracts are offered on a single life and "last survivor" basis. Contracts sold on a last survivor basis operate in a manner almost identical to the single life version. The most important difference is that the last survivor version involves two Insureds and the Death Proceeds are paid on the death of the last surviving Insured. The other significant differences between the last survivor and single life versions are listed below:

    1. The cost of insurance charges under the last survivor Contracts are determined in a manner that reflects the anticipated mortality of the two Insureds and the fact that the Death Benefit is not payable until the death of the second Insured to die. See the last survivor illustrations in "Appendix A," page 24.

    2. To qualify for simplified underwriting under a last survivor Contract, both Insureds must meet the simplified underwriting standards.

    3. For a last survivor Contract to be reinstated, both Insureds must be alive on the date of reinstatement.

    4. The Contract provisions regarding misstatement of age or sex, suicide and incontestability apply to either Insured.

    5. Additional tax disclosures applicable to last survivor Contracts are provided in "Federal Tax Considerations," page 21."
                                 OTHER MATTERS
                                 VOTING RIGHTS

    In accordance with its interpretation of presently applicable law, ITT Hartford will vote the shares of the Funds at regular and special meetings of the shareholders of the Funds in accordance with instructions from Contract Owners (or the assignee of the Contract, as the case may be)

16                               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

having a voting interest in the Separate Account. The number of shares held in the Separate Account which are attributable to each Contract Owner is determined by dividing the Contract Owner's interest in each Sub-Account by the net asset value of the applicable shares of the Funds. ITT Hartford will vote shares for which no instructions have been given and shares which are not attributable to Contract Owners (i.e. shares owned by ITT Hartford) in the same proportion as it votes shares for which it has received instructions. If the Investment Company Act of 1940 or any rule promulgated thereunder should be amended, however, or if ITT Hartford's present interpretation should change and, as a result, ITT Hartford determines it is permitted to vote the shares of the Funds in its own right, it may elect to do so.

    The voting interests of the Contract Owner (or the assignee) in the Funds will be determined as follows: Contract Owners may cast one vote for each full or fractional Accumulation Unit owned under the Contract and allocated to a Sub-Account the assets of which are invested in the particular Fund on the record date for the shareholder meeting for that Fund. If, however, a Contract Owner has taken a loan secured by the Contract, amounts transferred from the Sub-Account(s) to the Loan Account in connection with the loan (See "Contract Benefits and Rights -- Contract Loans," page 13) will not be considered in determining the voting interests of the Contract Owner. Contract Owners should review the prospectuses for the Funds which accompany this prospectus to determine matters on which shareholders may vote.

    ITT Hartford may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Funds or to approve or disapprove an investment advisory contract for the Funds.

    In addition, ITT Hartford itself may disregard voting instructions in favor of changes initiated by a Contract Owner in the investment policy or the investment adviser of the Funds if ITT Hartford reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities. If ITT Hartford does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Contract Owners.
                         STATEMENTS TO CONTRACT OWNERS

    ITT Hartford will maintain all records relating to the Separate Account and the Sub-Accounts. At least once each Contract Year, ITT Hartford will send to Contract Owners a statement showing the Coverage Amount and the Account Value of the Contract (indicating the number of Accumulation Units credited to the Contract in each Sub-Account and the corresponding Accumulation Unit Value), and any outstanding loan secured by the Contract as of the date of the statement. The statement will also show premium paid, and Deduction Amounts under the Contract since the last statement, and any other information required by any applicable law or regulation.
                           LIMIT ON RIGHT TO CONTEST

    ITT Hartford may not contest the validity of the Contract after it has been in effect during the Insured's lifetime for two years from the Issue Date. If the Contract is reinstated, the two-year period is measured from the date of reinstatement. Any increase in the Coverage Amount as a result of a premium is contestable for 2 years from its effective date. In addition, if the Insured commits suicide in the two-year period, or such period as specified in state law, the benefit payable will be limited to the Account Value less any Indebtedness.
                         MISSTATEMENT AS TO AGE AND SEX

    If the age or sex of the Insured is incorrectly stated, the Death Benefit will be appropriately adjusted as specified in the Contract.
                                PAYMENT OPTIONS

    The surrender proceeds or Death Proceeds under the Contracts may be paid in a lump sum or may be applied to one of ITT Hartford's payment options. The minimum amount that may be applied under a payment option is $5,000 unless ITT Hartford consents to a lesser amount. Under Options 2, 3 and 4, no surrender or partial withdrawals are permitted after payments commence. Full surrender or partial withdrawals may be made from Options 1 or 6, but they are subject to the contingent deferred sales charge, if applicable. Only a full surrender is allowed from Option 5. A surrender from Option 5 will also be subject to the contingent deferred sales charge, if applicable.

    We will pay interest of at least 3 1/2% per year on the Death Proceeds from the date of the Insured's death to the date payment is made or a payment option is elected. At such times, the proceeds are not subject to the investment experience of the Separate Account.

    The following options are available under the Contracts (ITT Hartford may offer other payment options):

    OPTION 1: INTEREST INCOME

    This option offers payments of interest, at the rate we declare, on the amount applied under this option. The interest rate will never be less than 3 1/2% per year.

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                               17
--------------------------------------------------------------------------------

    OPTION 2: LIFE ANNUITY

    A life annuity is an annuity payable during the lifetime of the payee and terminating with the last payment preceding the death of the payee. This option offers the largest payment amount of any of the life annuity options since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a beneficiary.

    It would be possible under this option for a payee to receive only one annuity payment if he died prior to the due date of the second annuity payment, two if he died before the date of the third annuity payment, etc.

    OPTION 3: LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN

    This annuity option is an annuity payable monthly during the lifetime of the payee with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the payee, payments have been made for less than the minimum elected number of months, then the present value as of the date of the payee's death, of any remaining guaranteed payments will be paid in one sum to the beneficiary or beneficiaries designated unless other provisions have been made and approved by ITT Hartford.

    OPTION 4: JOINT AND LAST SURVIVOR ANNUITY

    An annuity payable monthly during the joint lifetime of the payee and a designated second person, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor. Based on the options currently offered by ITT Hartford, the payee may elect that the payment to the survivor be less than the payment made during the joint lifetime of the payee and a designated second person.

    It would be possible under this option for a payee and designated second person to receive only one payment in the event of the common or simultaneous death of the parties prior to the due date for the second payment and so on.

    OPTION 5: PAYMENTS FOR A DESIGNATED PERIOD

    An amount payable monthly for the number of years selected which may be from 5 to 30 years. Under this option, you may, at any time, request a full surrender and receive, within seven days, the termination value of the Contract as determined by ITT Hartford.

    In the event of the payee's death prior to the end of the designated period, the present value as of the date of the payee's death, of any remaining guaranteed payments will be paid in one sum to the beneficiary or beneficiaries designated unless other provisions have been made and approved by ITT Hartford.

    Option 5 is an option that does not involve life contingencies.

    OPTION 6: DEATH PROCEEDS REMAINING WITH ITT HARTFORD

    Proceeds from the Death Benefit left with ITT Hartford. These proceeds will remain in the Sub-Accounts to which they were allocated at the time of death unless the beneficiary elects to reallocate them. Full or partial withdrawals may be made at any time.

    VARIABLE AND FIXED ANNUITY PAYMENTS: When an annuity is effected, unless otherwise specified, the surrender proceeds or Death Proceeds held in the Sub-Accounts will be applied to provide a variable annuity based on the pro rata amount in the various Sub-Accounts. Fixed annuities options are also available. YOU SHOULD CONSIDER WHETHER THE ALLOCATION OF PROCEEDS AMONG SUB-ACCOUNTS OF THE SEPARATE ACCOUNT FOR YOUR ANNUITY PAYMENTS ARE BASED ON THE INVESTMENT ALTERNATIVE BEST SUITED TO YOUR RETIREMENT NEEDS.

    VARIABLE ANNUITY: The Contract contains tables indicating the minimum dollar amount of the first monthly payment under the optional variable forms of annuity for each $1,000 of value of a Sub-Account. The first monthly payment varies according to the form and type of variable payment annuity selected. The Contract contains variable payment annuity tables derived from the 1983a Individual Annuity Mortality Table with ages set back one year and with an assumed investment rate ("A.I.R.") of 5% per annum. The total first monthly variable annuity payment is determined by multiplying the proceeds value (expressed in thousands of dollars) of a Sub-Account by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Contracts.

    The amount of the first monthly variable annuity payment is divided by the value of an annuity unit (an accounting unit of measure used to calculate the value of annuity payments) for the appropriate Sub-Account no earlier than the close of business on the fifth Valuation Day preceding the day on which the payment is due in order to determine the number of annuity units represented by the first payment. This number of annuity units remains fixed during the annuity payment period, and in each subsequent month the dollar amount of the variable annuity payment is determined by multiplying this fixed number of annuity units by the current annuity unit value.

    LEVEL VARIABLE ANNUITY PAYMENTS WOULD BE PRODUCED IF THE INVESTMENT RATE REMAINED CONSTANT AND EQUAL TO THE A.I.R. IN FACT, PAYMENTS WILL VARY UP OR DOWN AS THE INVESTMENT RATE VARIES UP OR DOWN RELATIVE TO THE A.I.R.

18                               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

    FIXED ANNUITY: Fixed annuity payments are determined by multiplying the amount applied to the annuity by a rate to be determined by ITT Hartford which is no less than the rate specified in the fixed payment annuity tables in the Contract. The annuity payment will remain level for the duration of the annuity.

    ITT Hartford will make any other arrangements for income payments as may be agreed on.
                                  BENEFICIARY
    The applicant names the beneficiary in the application for the Contract. The Contract Owner may change the beneficiary (unless irrevocably named) during the Insured's lifetime by written request to ITT Hartford. If no beneficiary is living when the Insured dies, the Death Proceeds will be paid to the Contract Owner if living; otherwise to the Contract Owner's estate.
                                   ASSIGNMENT

    The Contract may be assigned as collateral for a loan or other obligation. ITT Hartford is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.
                                   DIVIDENDS

    No dividends will be paid under the Contracts.

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                               19
--------------------------------------------------------------------------------

                        EXECUTIVE OFFICERS AND DIRECTORS

                                                                                 OTHER BUSINESS PROFESSION,
                                                                                   VOCATION OR EMPLOYMENT
                                    POSITION WITH ITT HARTFORD,                      FOR PAST 5 YEARS;
          NAME, AGE                      YEAR OF ELECTION                           OTHER DIRECTORSHIPS
------------------------------  -----------------------------------  --------------------------------------------------
Andrew, Joan M., 38             Vice President, 1992                 Vice President and Director, National Service
                                                                      Center Operations (1992-Present), ITT Hartford.
Bossen, Wendell J., 62          Vice President, 1995**               Vice President (1992), Hartford Life Insurance
                                                                      Company; Executive Vice President (1984), Mutual
                                                                      Benefit.
Boyko, Gregory A., 44           Vice President, 1995                 Vice President and Controller (1995-Present),
                                                                      Hartford Life Insurance Company; Chief Financial
                                                                      Officer (1994-1995), IMG American Life; Senior
                                                                      Vice President (1992-1994), Connecticut Mutual.
Cummins, Peter W., 59           Vice President, 1993                 Vice President, Individual Annuity Operations
                                                                      (1989-Present), Hartford Life Insurance Company.
deRaismes, Ann M., 45           Vice President, 1994                 Vice President (1994-Present), Assistant Vice
                                                                      President (1992), Director of Human Resources
                                                                      (1991-Present), Hartford Life Insurance Company.
Dooley, James R., 59            Vice President, 1977                 Vice President, Director Information Services
                                                                      (1973-Present), ITT Hartford.
Fitch, Timothy M., 43           Vice President, 1995                 Vice President (1995-Present); Assistant Vice
                                                                      President (1993); Director (1991), Hartford Life.
Frahm, Donald R., 64            Director, 1995*                      Chairman and Chief Executive Officer
                                                                      (1988-Present), ITT Hartford Insurance Group,
                                                                      Inc.
Gardner, Bruce D., 45           Director, 1991*                      Vice President (1996-Present) General Counsel and
                                                                      Corporate Secretary (1991), Hartford Life
                                                                      Insurance Company.
Gareau, Joseph H., 49           Executive Vice President, 1993       Executive Vice President and Chief Investment
                                 Chief Investment Officer, 1993       Officer (1993-Present), Hartford Life Insurance
                                 Director, 1993*                      Company.
Gillette, Donald J., 50         Vice President, 1993                 Vice President, Director of Marketing
                                                                      (1991-Present), ITT Hartford; MSI Insurance
                                                                      (1986).
Godkin, Lynda, 42               Associate General Counsel, 1995      Associate General Counsel and Corporate Secretary
                                 Corporate Secretary, 1995            (1995-Present), Assistant General Counsel and
                                                                      Secretary (1994), Counsel (1990), Hartford Life
                                                                      Insurance Company.
Grady, Lois W., 51              Vice President, 1993                 Vice President (1993-Present), Assistant Vice
                                                                      President (1988), Hartford Life Insurance
                                                                      Company.
Hall, David A., 42              Senior Vice President, 1993          Senior Vice President and Actuary (1993-Present),
                                 Actuary, 1993                        Hartford Life Insurance Company.
Kanarek, Joseph, 48             Vice President, 1994                 Vice President (1991-Present), Director
                                 Director, 1994*                      (1992-Present), Hartford Life Insurance Company.
Kerzner, Robert A., 44          Vice President, 1994                 Vice President (1994-Present), Regional Vice
                                                                      President (1991), Life Sales Manager (1990),
                                                                      Hartford Life Insurance Company.
Kohlhof, LaVern L., 66          Vice President, 1980                 Vice President and Secretary (1980-Present), ITT
                                 Secretary, 1980                      Hartford.

20                               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                                                                                 OTHER BUSINESS PROFESSION,
                                                                                   VOCATION OR EMPLOYMENT
                                    POSITION WITH ITT HARTFORD,                      FOR PAST 5 YEARS;
          NAME, AGE                      YEAR OF ELECTION                           OTHER DIRECTORSHIPS
------------------------------  -----------------------------------  --------------------------------------------------
Malchodi, Jr., William B., 45   Vice President, 1994                 Vice President (1994-Present), Director of Taxes
                                 Director of Taxes, 1992              (1992-Present), Assistant General Counsel and
                                                                      Assistant Director of Taxes (1986), Hartford
                                                                      Insurance Group.
Marra, Thomas M., 37            Executive Vice President, 1995       Senior Vice President (1994), Director of
                                 Director, 1994*                      Individual Annuities (1991), Vice President
                                                                      (1989), Hartford Life Insurance Company.
Matthiesen, Steven L., 51       Vice President, 1984                 Vice President, Director of New Business
                                                                      (1984-Present), ITT Hartford.
Noto, Joseph J., 44             Vice President, 1989                 Vice President (1989-Present), Hartford Life
                                                                      Insurance Company.
Raymond, Craig D., 32           Vice President, 1993                 Vice President and Chief Actuary (1994-Present),
                                 Chief Actuary, 1994                  Vice President (1993), Assistant Vice President
                                                                      (1992), Actuary (1989-1994), Hartford Life
                                                                      Insurance Company.
Schrandt, David T., 48          Vice President, 1987                 Vice President, Treasurer and Controller
                                 Treasurer, 1987                      (1987-Present), ITT Hartford Life Insurance
                                                                      Company.
Smith, Lowndes A., 55           President, 1993                      President and Chief Executive Officer
                                 Chief Executive Officer, 1993        (1993-Present), ITT Hartford; President and Chief
                                 Director, 1985*                      Operating Officer (1989-Present), Hartford Life
                                                                      Insurance Company.
Zlatkus, Lizabeth H., 36        Vice President, 1994                 Vice President, Director Business Operations
                                 Director, 1994*                      (1994), Assistant Vice President, Director
                                                                      Executive Operations (1992), Executive Staff
                                                                      Assistant to President (1990), Hartford Life
                                                                      Insurance Company.

------------------------
 * Denotes date of election to Board of Directors.
** ITT Hartford Affiliated Company.

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                               21
--------------------------------------------------------------------------------

                         DISTRIBUTION OF THE CONTRACTS

    ITT Hartford intends to sell the Contracts in all jurisdictions where it is licensed to do business. The Contracts will be sold by life insurance sales representatives who represent ITT Hartford and who are registered representatives of Hartford Equity Sales Company, Inc. ("HESCO") or certain other independent, registered broker-dealers. Any sales representative or employee will have been qualified to sell variable life insurance contracts under applicable Federal and state laws. Each broker-dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc.

    Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. Both HESCO and HSD are wholly-owned subsidiaries of Hartford Life Insurance Company. The principal business address of HESCO and HSD is the same as ITT Hartford.

    The maximum sales commission payable to ITT Hartford agents, independent registered insurance brokers, and other registered broker-dealers is 6.0% of initial and subsequent premiums. Additional annual compensation of no more than 0.75% of Account Value may be paid. From time to time, ITT Hartford may pay or permit other promotional incentives, in cash or credit or other compensation.
    ITT Hartford may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-advantaged and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and variable annuities and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.
                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

    The assets of the Separate Account are held by ITT Hartford. The assets of the Separate Account are kept physically segregated and held separate and apart from the General Account of ITT Hartford. ITT Hartford maintains records of all purchases and redemptions of shares of the Fund. Additional protection for the assets of the Separate Account is afforded by ITT Hartford's blanket fidelity bond issued by Aetna Casualty and Surety Company, in the aggregate of $50 million, covering all of the officers and employees of ITT Hartford.
                           FEDERAL TAX CONSIDERATIONS
                                    GENERAL

    SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE CONTRACT OWNER INVOLVED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, EMPLOYER OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A CONTRACT DESCRIBED HEREIN.

    It should be understood that any detailed description of the Federal income tax consequences regarding the purchase of these Contracts cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. This discussion of Federal tax considerations is based upon ITT Hartford's understanding of current Federal income tax laws as they are currently interpreted.
                        TAXATION OF ITT HARTFORD AND THE
                                SEPARATE ACCOUNT

    The Separate Account is taxed as a part of ITT Hartford which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units (see "Contract Benefits and Rights -- Account Value," on page
13). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

    ITT Hartford does not expect to incur any Federal income tax on the earnings or realized capital gains attributable to the Separate Account. Based upon this expectation, no charge is currently being made to the Separate Account for Federal income taxes. If ITT Hartford incurs income taxes attributable to the Separate Account or determines that such taxes will be incurred, it may assess a charge for such taxes against the Separate Account.

22                               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                      INCOME TAXATION OF CONTRACT BENEFITS

    For Federal income tax purposes, the Contracts should be treated as life insurance contracts under Section 7702 of the Code. The death benefit under a life insurance contract is generally excluded from the gross income of the beneficiary. Also, a life insurance Contract Owner is generally not taxed on increments in the contract value until the Contract is partially or completely surrendered. Section 7702 limits the amount of premiums that may be invested in a Contract that is treated as life insurance. ITT Hartford intends to monitor premium levels to assure compliance with the Section 7702 requirements.

    During the first fifteen Contract Years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the Contract.

    The Maturity Date Extension Rider allows a Contract Owner to extend the Maturity Date to the date of the Insured's death. If the Maturity Date of the Contract is extended by rider, ITT Hartford believes that the Contract will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled Maturity Date. However, due to the lack of specific guidance on this issue, the result is not certain. If the Contract is not treated as a life insurance contract for federal income tax purposes after the scheduled Maturity Date, among other things, the Death Proceeds may be taxable to the recipient. The Contract Owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled Maturity Date.
                            LAST SURVIVOR CONTRACTS

    Although ITT Hartford believes that the last survivor Contracts are in compliance with Section 7702 of the Code, the manner in which Section 7702 should be applied to certain features of a joint survivorship life insurance contract is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a last survivor Contract will meet the Section 7702 definition of a life insurance contract.
                          MODIFIED ENDOWMENT CONTRACTS

    A life insurance contract is treated as a "modified endowment contract" under Section 7702A of the Code if it meets the definition of life insurance in
Section 7702 but fails the "seven-pay" test of Section 7702A. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules provided in Section 7702A(c). The large single premium permitted under the Contract does not meet the specified computational rules for the "seven-pay test" under Section 7702A(c). Therefore, the Contract will generally be treated as a modified endowment contract for federal income tax purposes. However, an exchange under Section 1035 of the Code of a life insurance contract issued before June 21, 1988 will not cause the new Contract to be treated as a modified endowment contract if no additional premiums are paid.

    A contract that is classified as modified endowment contract is generally eligible for the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income and increments in value are not subject to current taxation. However, a loan, distributions or other amounts received from a modified endowment contract during the life of the Insured will be taxed to the extent of any accumulated income in the contract (generally, the excess of account value over premiums paid). Amounts that are taxable withdrawals will be subject to a 10% additional tax, with certain exceptions.

    All modified endowment contracts that are issued within any calendar year to the same Contract Owner by one company or its affiliates shall be treated as one modified endowment contract in determining the taxable portion of any loan or distributions.
                      ESTATE AND GENERATION SKIPPING TAXES

    When the Insured dies, the Death Proceeds will generally be includible in the Contract Owner's estate for purposes of federal estate tax if the last surviving Insured owned the Contract. If the Contract Owner was not the last surviving Insured, the fair market value of the Contract would be included in the Contract Owner's estate upon the Contract Owner's death. Nothing would be includible in the last surviving Insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

    Federal estate tax is integrated with federal gift tax under a unified rate schedule. In general, estates less than $600,000 will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate and gift tax purposes. The unlimited marital deduction permits the deferral of taxes until the death of the surviving spouse (when the Death Proceeds would be available to pay taxes due and other expenses incurred).

    If the Contract Owner (whether or not he or she is an Insured) transfers ownership of the Contract to someone two or more generations younger, the transfer may be subject to the generation-skipping transfer tax, the taxable amount being the value of the Contract. The generation-skipping transfer tax provisions generally apply to transfers which would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping transfer exemption of $1 million. Because these

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                               23
--------------------------------------------------------------------------------

rules are complex, the Contract Owner should consult with a qualified tax adviser for specific information if ownership is passing to younger generations.
                          DIVERSIFICATION REQUIREMENTS

    Section 817 of the Code provides that a variable life insurance contract (other than a pension plan policy) will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a Contract is not treated as a life insurance contract, the Contract Owner will be subject to income tax on the annual increases in cash value.

    The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer.

    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may comply within a reasonable period and avoid the taxation of policy income on an ongoing basis. However, either the company or the Contract Owner must agree to pay the tax due for the period during which the diversification requirements were not met.

    ITT Hartford monitors the diversification of investments in the separate accounts and tests for diversification as required by the Code. ITT Hartford intends to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.
                         OWNERSHIP OF THE ASSETS IN THE
                                SEPARATE ACCOUNT

    In order for a variable life insurance contract to qualify for tax deferral, assets in the segregated asset accounts supporting the variable contract must be considered to be owned by the insurance company and not by the variable contract owner. The Internal Revenue Service ("IRS") has issued several rulings which discuss investor control. The IRS has ruled that incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.

    Further, in the explanation to the temporary Section 817 diversification regulations, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under section 817(d), relating to the definition of variable contract." The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this Prospectus, no other such guidance has been issued. Further, ITT Hartford does not know if or in what form such guidance will be issued. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect. Due to the lack of specific guidance regarding the issue of investor control, there is necessarily some uncertainty regarding whether a Contract Owner could be considered the owner of the assets for tax purposes. ITT Hartford reserves the right to modify the contracts, as necessary, to prevent Contract Owners from being considered the owners of the assets in the separate accounts.
         LIFE INSURANCE PURCHASED FOR USE IN SPLIT DOLLAR ARRANGEMENTS

    On January 26, 1996, the IRS released a technical advice memorandum ("TAM") on the taxability of life insurance policies used in certain split dollar arrangements. A TAM, issued by the National Office of the IRS, provides advice as to the internal revenue laws, regulations, and related statutes with respect to a specific set of facts and a specific taxpayer. In the TAM, among other things, the IRS concluded that an employee was subject to current taxation on the excess of the cash surrender value of the policy over the premiums to be returned to the employer. Purchasers of life insurance policies to be used in split dollar arrangements are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from such an arrangement.
                         FEDERAL INCOME TAX WITHHOLDING

    If any amounts are deemed to be current taxable income to the Contract Owner, such amounts will be subject

24                               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

to federal income tax withholding and reporting, pursuant to the Code.
                     NON-INDIVIDUAL OWNERSHIP OF CONTRACTS

    Legislation has recently been proposed which would limit certain of the tax advantages now afforded non-individual owners of life insurance contracts. Prospective Contract Owners which are not individuals should consult a tax adviser to determine the status of this proposed legislation and its potential impact on the purchaser.
                                     OTHER

    Federal estate tax, state and local estate, inheritance and other tax consequences of ownership, or receipt of Contract proceeds depend on the circumstances of each Contract Owner or beneficiary. A tax adviser should be consulted to determine the impact of these taxes.
                    LIFE INSURANCE PURCHASES BY NONRESIDENT
                        ALIENS AND FOREIGN CORPORATIONS

    The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable distributions from life insurance polices at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence.
Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.
                               LEGAL PROCEEDINGS

    There are no pending material legal proceedings affecting the Contracts, the Separate Account or any of the Funds.
                                 LEGAL MATTERS

    Legal matters in connection with the issue and sale of flexible premium variable life insurance contracts described in this Prospectus and the organization of ITT Hartford, its authority to issue the Contracts under Connecticut law and the validity of the forms of the Contracts under Connecticut law and legal matters relating to the Federal securities and income tax laws have been passed on by Lynda Godkin, Associate General Counsel of ITT Hartford Life Insurance Companies.
                                    EXPERTS

    The financial statements and schedules for ITT Hartford included in this Prospectus and elsewhere in the Registration Statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report hereon, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said report. Reference is made to said report of ITT Hartford Life and Annuity Insurance Company (the depositor), which includes an explanatory paragraph with respect to changing the valuation method in determining aggregate reserves for future benefits. The principal business address of Arthur Andersen, LLP is One Financial Plaza, Hartford, Connecticut 06103.

    The hypothetical Contract illustrations included in this Prospectus and Registration Statement have been approved by Michael Winterfield, FSA, MAAA, Director, Individual Annuity Inforce Management, for ITT Hartford, and are included in reliance upon his opinion as to their reasonableness.
                             REGISTRATION STATEMENT

    A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 as amended. This Prospectus does not contain all information set forth in the registration statement, its amendments and exhibits, to all of which reference is made for further information concerning the Separate Account, the Funds, ITT Hartford, and the Contracts.

ITT Hartford Life and Annuity Insurance Company                               25
--------------------------------------------------------------------------------

                                   APPENDIX A
                           ILLUSTRATIONS OF BENEFITS

The tables in Appendix A illustrate the way in which a Contract operates. They show how the death benefit and surrender value could vary over an extended period of time assuming hypothetical gross rates of return equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on an initial premium of $10,000. A male age 45, a female age 55 and a male age 65 with Face Amounts of $40,161, $33,334 and $19,380, respectively, are illustrated for the single life Contract. The illustrations for the last survivor Contract assume male and female of equal ages, including age 55 and 65 for Face Amounts of $44,053 and $27,778.

    The death benefit and surrender value for a Contract would be different from those shown if the rates of return averaged 0%, 6% and 12% over a period of years, but also fluctuated above or below those averages for individual Contract Years. They would also differ if any Contract loan were made during the period of time illustrated.

    The tables reflect the deductions of current Contract charges and guaranteed Contract charges for a single gross interest rate. The death benefits and surrender values would change if the current cost of insurance charges change.

    The amounts shown for the death benefit and surrender value as of the end of each Contract Year take into account an average daily charge equal to an annual charge of 0.60% of the average daily net assets of the Funds for investment advisory and administrative services fees. The gross annual investment return rates of 0%, 6% and 12% on the Fund's assets are equal to net annual investment return rates (net of the 0.60% average daily charge) of -0.60%, 5.40% and 11.40%, respectively.

    In addition, the death benefit and surrender value as of the end of each Contract Year take into account the (1) tax expense charge equal to an annual rate of 0.40% of Account Value for the first ten Contract Years; (2) administrative charge equal to an annual rate of 0.25% of Account Value attributable to the Separate Account; (3) mortality and expense risk charge equal to an annual rate of 0.90% of Account Value attributable to the Separate Account; and (4) any Contingent Deferred Sales Charge and premium tax charge which may be applicable in the first nine Contract Years.

    The hypothetical returns shown in the tables are without any tax charges that may be attributable to the Separate Account in the future. In order to produce after tax returns of 0%, 6%, and 12%, the Separate Account would have to earn a sufficient amount in excess of 0% or 6% or 12% to cover any tax charges (see "Deductions and Charges -- Charges Against The Separate Account -- Taxes," page 12).

    The "Premium Paid Plus Interest" column of each table shows the amount which would accumulate if the initial premium was invested to earn interest, after taxes of 5% per year, compounded annually.

    ITT Hartford will furnish upon request, a comparable illustration reflecting the proposed insureds age, risk classification, Face Amount or initial premium requested, and reflecting guaranteed cost of insurance rates. ITT Hartford will also furnish an additional similar illustration reflecting current cost of insurance rates which may be less than, but never greater than, the guaranteed cost of insurance rates.

                         ITT HARTFORD LIFE AND ANNUITY
                               INSURANCE COMPANY
                            MODIFIED SINGLE PREMIUM
                            VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE: 45 MALE
                          INITIAL FACE AMOUNT: $40,161
    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.40% NET)

                                         CURRENT CHARGES*                   GUARANTEED CHARGES**
                  PREMIUMS      -----------------------------------  -----------------------------------
   END OF        ACCUMULATED                    CASH                                 CASH
  CONTRACT     AT 5% INTEREST     ACCOUNT     SURRENDER     DEATH      ACCOUNT     SURRENDER     DEATH
    YEAR          PER YEAR         VALUE        VALUE      BENEFIT      VALUE        VALUE      BENEFIT
-------------  ---------------  -----------  -----------  ---------  -----------  -----------  ---------
          1          10,500         10,865        9,870      40,161      10,787        9,794      40,161
          2          11,025         11,807       10,821      40,161      11,642       10,660      40,161
          3          11,576         12,834       11,859      40,161      12,573       11,603      40,161
          4          12,155         13,952       13,143      40,161      13,587       12,784      40,161
          5          12,763         15,172       14,382      40,161      14,693       13,909      40,161

          6          13,401         16,501       15,936      40,161      15,899       15,340      40,161
          7          14,071         17,948       17,414      40,161      17,216       16,687      40,161
          8          14,775         19,526       19,229      40,161      18,655       18,361      40,161
          9          15,513         21,246       20,993      40,161      20,228       19,978      40,161
         10          16,289         23,120       23,120      40,161      21,952       21,952      40,161

         11          17,103         25,288       25,288      40,161      23,941       23,941      40,161
         12          17,959         27,663       27,663      40,388      26,140       26,140      40,161
         13          18,856         30,264       30,264      42,975      28,575       28,575      40,577
         14          19,799         33,116       33,116      45,701      31,264       31,264      43,145
         15          20,789         36,246       36,246      48,570      34,217       34,217      45,851

         16          21,829         39,682       39,682      51,587      37,459       37,459      48,697
         17          22,920         43,443       43,443      55,607      41,007       41,007      52,490
         18          24,066         47,559       47,559      59,924      44,891       44,891      56,563
         19          25,270         52,064       52,064      64,560      49,141       49,141      60,936
         20          26,533         57,030       57,030      69,577      53,796       53,796      65,631

         25          33,864         89,881       89,881     104,262      84,682       84,682      98,231
         35          55,160        223,447      223,447     236,855     210,220      210,220     222,834

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

 ** THESE VALUES REFLECT INVESTMENT RESULTS  USING GUARANTEED COST OF  INSURANCE
    RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                        HARTFORD LIFE INSURANCE COMPANY
                            MODIFIED SINGLE PREMIUM
                            VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE: 45 MALE
                          INITIAL FACE AMOUNT: $40,161
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.40% NET)

                                          CURRENT CHARGES*                     GUARANTEED CHARGES**
                  PREMIUMS      -------------------------------------  -------------------------------------
   END OF        ACCUMULATED                    CASH                                   CASH
  CONTRACT     AT 5% INTEREST     ACCOUNT     SURRENDER      DEATH       ACCOUNT     SURRENDER      DEATH
    YEAR          PER YEAR         VALUE        VALUE       BENEFIT       VALUE        VALUE       BENEFIT
-------------  ---------------  -----------  -----------  -----------  -----------  -----------  -----------
          1          10,500         10,279        9,298       40,161       10,201        9,222       40,161
          2          11,025         10,568        9,606       40,161       10,399        9,441       40,161
          3          11,576         10,865        9,925       40,161       10,593        9,658       40,161
          4          12,155         11,171       10,403       40,161       10,782       10,021       40,161
          5          12,763         11,487       10,743       40,161       10,965       10,228       40,161

          6          13,401         11,812       11,294       40,161       11,140       10,628       40,161
          7          14,071         12,148       11,657       40,161       11,304       10,819       40,161
          8          14,775         12,494       12,232       40,161       11,454       11,197       40,161
          9          15,513         12,851       12,619       40,161       11,589       11,360       40,161
         10          16,289         13,219       13,219       40,161       11,703       11,703       40,161

         11          17,103         13,667       13,667       40,161       11,844       11,844       40,161
         12          17,959         14,131       14,131       40,161       11,963       11,963       40,161
         13          18,856         14,611       14,611       40,161       12,058       12,058       40,161
         14          19,799         15,109       15,109       40,161       12,125       12,125       40,161
         15          20,789         15,625       15,625       40,161       12,159       12,159       40,161

         16          21,829         16,160       16,160       40,161       12,156       12,156       40,161
         17          22,920         16,715       16,715       40,161       12,108       12,108       40,161
         18          24,066         17,289       17,289       40,161       12,005       12,005       40,161
         19          25,270         17,884       17,884       40,161       11,839       11,839       40,161
         20          26,533         18,501       18,501       40,161       11,598       11,598       40,161

         25          33,864         21,395       21,395       40,161        8,813        8,813       40,161
         35          55,160         30,942       30,942       40,161            0            0            0

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

 ** THESE VALUES REFLECT INVESTMENT RESULTS  USING GUARANTEED COST OF  INSURANCE
    RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                         ITT HARTFORD LIFE AND ANNUITY
                               INSURANCE COMPANY
                            MODIFIED SINGLE PREMIUM
                            VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE 45 MALE
                          INITIAL FACE AMOUNT: $40,161
    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.60% NET)

             PREMIUMS            CURRENT CHARGES*              GUARANTEED CHARGES**
            ACCUMULATED    -----------------------------   -----------------------------
 END OF        AT 5%                   CASH                            CASH
CONTRACT   INTEREST PER    ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
  YEAR         YEAR         VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
--------   -------------   -------   ---------   -------   -------   ---------   -------
    1          10,500       9,694      8,726     40,161     9,616      8,649     40,161
    2          11,025       9,397      8,459     40,161     9,226      8,291     40,161
    3          11,576       9,108      8,199     40,161     8,829      7,925     40,161
    4          12,155       8,827      9,095     40,161     8,426      7,699     40,161
    5          12,763       8,554      7,847     40,161     8,013      7,312     40,161

    6          13,401       8,288      7,805     40,161     7,588      7,113     40,161
    7          14,071       8,030      7,569     40,161     7,150      6,696     40,161
    8          14,775       7,778      7,540     40,161     6,694      6,461     40,161
    9          15,513       7,534      7,315     40,161     6,218      6,002     40,161
   10          16,289       7,297      7,297     40,161     5,717      5,717     40,161

   11          17,103       7,101      7,101     40,161     5,211      5,211     40,161
   12          17,959       6,910      6,910     40,161     4,673      4,673     40,161
   13          18,856       6,723      6,723     40,161     4,100      4,100     40,161
   14          19,799       6,541      6,541     40,161     3,488      3,488     40,161
   15          20,789       6,363      6,363     40,161     2,833      2,833     40,161

   16          21,829       6,188      6,188     40,161     2,127      2,127     40,161
   17          22,920       6,018      6,018     40,161     1,361      1,361     40,161
   18          24,066       5,852      5,852     40,161       526        526     40,161
   19          25,270       5,689      5,689     40,161         0          0          0
   20          26,533       5,530      5,530     40,161         0          0          0

   25          33,864       4,789      4,789     40,161         0          0          0
   35          55,160       3,538      3,538     40,161         0          0          0

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

 ** THESE VALUES REFLECT INVESTMENT RESULTS  USING GUARANTEED COST OF  INSURANCE
    RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                         ITT HARTFORD LIFE AND ANNUITY
                               INSURANCE COMPANY
                            MODIFIED SINGLE PREMIUM
                            VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                              ISSUE AGE: 55 FEMALE
                          INITIAL FACE AMOUNT: $33,334
   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12.0% (11.40% NET)

             PREMIUMS               CURRENT CHARGES*                  GUARANTEED CHARGES**
            ACCUMULATED    ----------------------------------   ---------------------------------
 END OF        AT 5%                      CASH                                CASH
CONTRACT   INTEREST PER     ACCOUNT     SURRENDER     DEATH     ACCOUNT     SURRENDER     DEATH
  YEAR         YEAR          VALUE        VALUE      BENEFIT     VALUE        VALUE      BENEFIT
--------   -------------   ---------   -----------   --------   --------   -----------   --------
    1          10,500        10,865        9,870       33,334    10,758        9,766       33,334
    2          11,025        11,807       10,821       33,334    10,758        9,766       33,334
    3          11,576        12,834       11,859       33,334    12,488       11,519       33,334
    4          12,155        13,952       13,143       33,334    13,477       12,675       33,334
    5          12,763        15,172       14,382       33,334    14,562       13,780       33,334

    6          13,401        16,501       15,936       33,334    15,751       15,193       33,334
    7          14,071        17,948       17,414       33,334    17,055       16,527       33,334
    8          14,775        19,526       19,229       33,334    18,484       18,192       33,334
    9          15,513        21,246       2-,993       33,334    20,053       19,803       33,334
   10          16,289        23,120       23,120       33,334    21,778       21,778       33,334

   11          17,103        25,291       25,291       33,334    23,778       23,778       33,334
   12          17,959        27,695       27,695       33,334    26,001       26,001       33,334
   13          18,856        30,365       30,365       35,831    28,481       28,481       33,608
   14          19,799        33,295       33,295       38,956    31,228       31,229       36,537
   15          20,789        36,509       36,509       42,351    34,240       34,240       39,719

   16          21,829        40,033       40,033       46,039    37,543       37,543       43,175
   17          22,920        43,908       43,098       49,616    41,175       41,175       46,528
   18          24,066        48,169       48,169       53,468    45,169       45,169       50,138
   19          25,270        52,861       52,861       57,619    49,566       49,566       54,028
   20          26,533        58,025       58,025       63,247    54,375       54,375       59,270

   25          33,864        92,388       92,388       97,932    86,577       86,577       91,773
   35          55,160       230,636      230,636      242,168   213,920      213,920      224,617

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

 ** THESE VALUES REFLECT INVESTMENT RESULTS  USING GUARANTEED COST OF  INSURANCE
    RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                         ITT HARTFORD LIFE AND ANNUITY
                               INSURANCE COMPANY
                            MODIFIED SINGLE PREMIUM
                            VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                              ISSUE AGE: 55 FEMALE
                          INITIAL FACE AMOUNT: $33,334
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.40% NET)

             PREMIUMS             CURRENT CHARGES*                GUARANTEED CHARGES**
            ACCUMULATED    -------------------------------   ------------------------------
 END OF        AT 5%                     CASH                             CASH
CONTRACT   INTEREST PER    ACCOUNT    SURRENDER     DEATH    ACCOUNT   SURRENDER     DEATH
  YEAR         YEAR         VALUE       VALUE      BENEFIT    VALUE      VALUE      BENEFIT
--------   -------------   --------   ----------   -------   -------   ----------   -------
    1          10,500       10,279       9,928     33,334    10,172       9,193     33,334
    2          11,025       10,568       9,606     33,334    10,341       9,385     33,334
    3          11,576       10,865       9,925     33,334    10,508       9,574     33,334
    4          12,155       11,171      10,403     33,334    10,671       9,911     33,334
    5          12,763       11,487      10,743     33,334    10,831      10,095     33,334

    6          13,401       11,812      11,294     33,334    10,984      10,474     33,334
    7          14,071       12,148      11,657     33,334    11,127      10,644     33,334
    8          14,775       12,494      12,232     33,334    11,256      11,000     33,334
    9          15,513       12,851      12,619     33,334    11,366      11,138     33,334
   10          16,289       13,219      13,219     33,334    11,452      11,452     33,334

   11          17,103       13,667      13,667     33,334    11,559      11,559     33,334
   12          17,959       14,131      14,131     33,334    11,641      11,641     33,334
   13          18,856       14,611      14,611     33,334    11,696      11,696     33,334
   14          19,799       15,109      15,109     33,334    11,721      11,721     33,334
   15          20,789       15,625      15,625     33,334    11,711      11,711     33,334

   16          21,829       16,160      16,160     33,334    11,658      11,658     33,334
   17          22,920       16,517      16,517     33,334    11,547      11,547     33,334
   18          24,066       17,289      17,289     33,334    11,362      11,362     33,334
   19          25,270       17,884      17,884     33,334    11,084      11,084     33,334
   20          26,533       18,501      18,501     33,334    10,689      10,689     33,334

   25          33,864       21,935      21,935     33,334     6,012       6,012     33,334
   35          55,160       30,942      30,942     33,334         0           0          0

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

 ** THESE VALUES REFLECT INVESTMENT RESULTS  USING GUARANTEED COST OF  INSURANCE
    RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                         ITT HARTFORD LIFE AND ANNUITY
                               INSURANCE COMPANY
                            MODIFIED SINGLE PREMIUM
                            VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                              ISSUE AGE: 55 FEMALE
                          INITIAL FACE AMOUNT: $33,334
    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.60% NET)

             PREMIUMS            CURRENT CHARGES*              GUARANTEED CHARGES**
            ACCUMULATED    -----------------------------   ----------------------------
 END OF        AT 5%                   CASH                           CASH
CONTRACT   INTEREST PER    ACCOUNT   SURRENDER    DEATH    ACCOUNT  SURRENDER    DEATH
  YEAR         YEAR         VALUE      VALUE     BENEFIT   VALUE      VALUE     BENEFIT
--------   -------------   -------   ---------   -------   ------   ---------   -------
    1          10,500       9,694      8,726     33,334    9,587      8,621     33,334
    2          11,025       9,397      8,459     33,334    9,168      8,235     33,334
    3          11,576       9,108      8,199     33,334    8,745      7,842     33,334
    4          12,155       8,827      8,095     33,334    8,315      7,591     33,334
    5          12,763       8,554      7,847     33,334    7,879      7,181     33,334

    6          13,401       8,288      7,805     33,334    7,433      6,959     33,334
    7          14,071       8,030      7,569     33,334    6,973      6,520     33,334
    8          14,775       7,778      7,540     33,334    6,492      6,260     33,334
    9          15,513       7,534      7,315     33,334    5,986      5,771     33,334
   10          16,289       7,297      7,297     33,334    5,449      5,449     33,334

   11          17,103       7,101      7,101     33,334    4,898      4,898     33,334
   12          17,959       6,910      6,910     33,334    4,307      4,307     33,334
   13          18,856       6,723      6,723     33,334    3,676      3,676     33,334
   14          19,799       6,541      6,541     33,334    3,000      3,000     33,334
   15          20,789       6,363      6,363     33,334    2,273      2,273     33,334

   16          21,829       6,188      6,188     33,334    1,482      1,482     33,334
   17          22,920       6,018      6,018     33,334      610        610     33,334
   18          24,066       5,852      5,852     33,334        0          0          0
   19          25,270       5,689      5,689     33,334        0          0          0
   20          26,533       5,530      5,530     33,334        0          0          0

   25          33,864       4,789      4,789     33,334        0          0          0
   35          55,160       3,538      3,538     33,334        0          0          0

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

 ** THESE VALUES REFLECT INVESTMENT RESULTS  USING GUARANTEED COST OF  INSURANCE
    RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                         ITT HARTFORD LIFE AND ANNUITY
                               INSURANCE COMPANY
                            MODIFIED SINGLE PREMIUM
                            VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE: 65 MALE
                          INITIAL FACE AMOUNT: $19,380
    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.40% NET)

             PREMIUMS               CURRENT CHARGES*                  GUARANTEED CHARGES**
            ACCUMULATED    ----------------------------------   ---------------------------------
 END OF        AT 5%                      CASH                                CASH
CONTRACT   INTEREST PER     ACCOUNT     SURRENDER     DEATH     ACCOUNT     SURRENDER     DEATH
  YEAR         YEAR          VALUE        VALUE      BENEFIT     VALUE        VALUE      BENEFIT
--------   -------------   ---------   -----------   --------   --------   -----------   --------
    1          10,500        10,865        9,870       19,380    10,681        9,690       19,380
    2          11,025        11,807       10,821       19,380    11,245       10,446       19,380
    3          11,576        12,834       11,859       19,380    12,244       11,280       19,380
    4          12,155        13,952       13,143       19,380    13,150       12,353       19,380
    5          12,763        15,172       14,382       19,380    14,160       13,383       19,380

    6          13,401        16,501       15,936       19,380    15,292       14,740       19,380
    7          14,071        17,954       17,420       20,289    16,571       16,047       19,380
    8          14,775        19,552       19,254       21,703    18,024       17,734       20,007
    9          15,513        21,306       21,053       23,224    19,638       19,389       21,406
   10          16,289        23,209       23,209       25,298    21,389       21,389       23,315

   11          17,103        25,389       25,389       27,420    23,395       23,395       25,268
   12          17,959        27,782       27,782       29,728    25,599       25,599       27,391
   13          18,856        30,395       30,395       32,523    27,999       27,999       29,960
   14          19,799        33,264       33,264       35,261    30,640       39,640       32,479
   15          20,789        36,398       36,398       38,583    33,518       33,518       35,530

   16          21,829        39,845       39,845       41,838    36,690       36,690       38,525
   17          22,920        43,606       43,606       45,786    40,146       49,146       42,153
   18          24,066        47,724       47,724       50,111    43,908       43,908       46,103
   19          25,270        52,235       52,235       54,847    47,998       47,998       50,398
   20          26,533        57,208       57,208       60,069    52,440       52,440       55,062

   25          33,864        90,146       90,146       94,653    81,072       81,072       85,126
   35          55,160       223,848      223,848      226,086   195,316      195,316      197,269

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

 ** THESE VALUES REFLECT INVESTMENT RESULTS  USING GUARANTEED COST OF  INSURANCE
    RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                         ITT HARTFORD LIFE AND ANNUITY
                               INSURANCE COMPANY
                            MODIFIED SINGLE PREMIUM
                            VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE: 65 MALE
                          INITIAL FACE AMOUNT: $19,380
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.40% NET)

             PREMIUMS             CURRENT CHARGES*               GUARANTEED CHARGES**
            ACCUMULATED    -------------------------------   -----------------------------
 END OF        AT 5%                     CASH                            CASH
CONTRACT   INTEREST PER    ACCOUNT    SURRENDER     DEATH    ACCOUNT   SURRENDER    DEATH
  YEAR         YEAR         VALUE       VALUE      BENEFIT    VALUE      VALUE     BENEFIT
--------   -------------   --------   ----------   -------   -------   ---------   -------
    1          10,500       10,279       9,298     19,380    10,092      9,115     19,380
    2          11,025       10,568       9,606     19,380    10,166      9,213     19,380
    3          11,576       10,865       9,925     19,380    10,221      9,292     19,380
    4          12,155       11,171      10,403     19,380    10,251      9,497     19,380
    5          12,763       11,487      10,743     19,380    10,254      9,526     19,380

    6          13,401       11,812      11,294     19,380    10,223      9,721     19,380
    7          14,071       12,148      11,657     19,380    10,151      9,675     19,380
    8          14,775       12,494      12,232     19,380    10,028      9,778     19,380
    9          15,513       12,851      12,619     19,380     9,841      9,617     19,380
   10          16,289       13,219      13,219     19,380     9,578      9,578     19,380

   11          17,103       13,667      13,667     19,380     9,263      9,263     19,380
   12          17,959       14,131      14,131     19,380     8,842      8,842     19,380
   13          18,856       14,611      14,611     19,380     8,294      8,294     19,380
   14          19,799       15,109      15,109     19,380     7,590      7,590     19,380
   15          20,789       15,625      15,625     19,380     6,694      6,694     19,380

   16          21,829       16,160      16,160     19,380     5,552      5,552     19,380
   17          22,920       16,715      16,715     19,380     4,091      4,091     19,380
   18          24,066       17,289      17,289     19,380     2,210      2,210     19,380
   19          25,270       17,884      17,884     19,380         0          0          0
   20          26,533       18,501      18,501     19,426         0          0

   25          33,864       21,935      21,935     23,033         0          0          0
   35          55,160       30,944      30,944     31,254         0          0          0

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

 ** THESE VALUES REFLECT INVESTMENT RESULTS  USING GUARANTEED COST OF  INSURANCE
    RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                         ITT HARTFORD LIFE AND ANNUITY
                               INSURANCE COMPANY
                            MODIFIED SINGLE PREMIUM
                            VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE: 65 MALE
                          INITIAL FACE AMOUNT: $19,380

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.60% NET)

                                 CURRENT CHARGES*               GUARANTEED CHARGES**
            PREMIUMS      -------------------------------  -------------------------------
END OF    ACCUMULATED                  CASH                             CASH
CONTRACT AT 5% INTEREST    ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
 YEAR       PER YEAR        VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
------   --------------   ---------  ---------  ---------  ---------  ---------  ---------
   1          10,500         9,694     8,726      19,380      9,504     8,540      19,380
   2          11,025         9,397     8,459      19,380      8,980     8,051      19,380
   3          11,576         9,108     8,199      19,380      8,424     7,527      19,380
   4          12,155         8,827     8,095      19,380      7,830     7,112      19,380
   5          12,763         8,554     7,847      19,380      7,190     6,500      19,380

   6          13,401         8,288     7,805      19,380      6,494     6,030      19,380
   7          14,071         8,030     7,569      19,380      5,731     5,288      19,380
   8          14,775         7,778     7,540      19,380      4,883     5,659      19,380
   9          15,513         7,534     7,315      19,380      3,931     3,721      19,380
  10          16,289         7,297     7,297      19,380      2,853     2,853      19,380

  11          17,103         7,101     7,101      19,380      1,634     1,634      19,380
  12          17,959         6,910     6,910      19,380        232       232      19,380
  13          18,856         6,723     6,723      19,380          0         0           0
  14          19,799         6,541     6,541      19,380          0         0           0
  15          20,789         6,363     6,363      19,380          0         0           0

  16          21,829         6,188     6,188      19,380          0         0           0
  17          22,920         6,018     6,018      19,380          0         0           0
  18          24,066         5,852     5,852      19,380          0         0           0
  19          25,270         5,689     5,689      19,380          0         0           0
  20          26,533         5,530     5,530      19,380          0         0           0
  25          33,864         4,789     4,789      19,380          0         0           0
  35          55,160         3,538     3,538      19,380          0         0           0

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

 ** THESE VALUES REFLECT INVESTMENT RESULTS  USING GUARANTEED COST OF  INSURANCE
    RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                         ITT HARTFORD LIFE AND ANNUITY
                               INSURANCE COMPANY
                            MODIFIED SINGLE PREMIUM
                            VARIABLE LIFE INSURANCE

                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                        ISSUE AGES: 55 MALE \ 55 FEMALE
                          INITIAL FACE AMOUNT: $44,053

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.40% NET)

                                 CURRENT CHARGES*               GUARANTEED CHARGES**
            PREMIUMS      -------------------------------  -------------------------------
END OF    ACCUMULATED                  CASH                             CASH
CONTRACT AT 5% INTEREST    ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
 YEAR       PER YEAR        VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
------   --------------   ---------  ---------  ---------  ---------  ---------  ---------
   1          10,500        10,933      9,937      44,053    10,933      9,937      44,053
   2          11,025        11,950     10,961      44,053    11,950     10,961      44,053
   3          11,576        13,058     12,080      44,053    13,058     12,080      44,053
   4          12,155        14,266     13,452      44,053    14,266     13,452      44,053
   5          12,763        15,583     14,788      44,053    15,583     14,788      44,053

   6          13,401        17,019     16,449      44,053    17,019     16,449      44,053
   7          14,071        18,584     18,044      44,053    18,584     18,044      44,053
   8          14,775        20,291     19,989      44,053    20,290     19,988      44,053
   9          15,513        22,156     21,901      44,053    22,150     21,894      44,053
  10          16,289        24,197     24,197      44,053    24,179     24,179      44,053

  11          17,103        26,560     26,560      44,053    26,501     26,501      44,053
  12          17,959        29,158     29,158      44,053    29,052     29,052      44,053
  13          18,856        32,014     32,014      44,053    31,860     31,860      44,053
  14          19,799        35,152     35,152      44,053    34,958     34,958      44,053
  15          20,789        38,606     38,606      44,053    38,386     38,386      44,528

  16          21,829        42,407     42,407      48,769    42,165     42,165      48,490
  17          22,920        46,583     46,583      52,640    46,317     46,317      52,339
  18          24,066        51,173     51,173      56,803    50,881     50,881      56,478
  19          25,270        56,253     56,253      61,317    55,932     55,932      60,966
  20          26,533        61,825     61,825      67,390    61,463     61,463      66,995
  25          33,864        99,143     99,143     105,092    98,250     98,250     104,146
  35          55,160       254,947    254,947     267,695   243,379    243,379     255,549

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

 ** THESE VALUES REFLECT INVESTMENT RESULTS  USING GUARANTEED COST OF  INSURANCE
    RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                         ITT HARTFORD LIFE AND ANNUITY
                               INSURANCE COMPANY
                            MODIFIED SINGLE PREMIUM
                            VARIABLE LIFE INSURANCE

                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                        ISSUE AGES: 55 MALE \ 55 FEMALE
                          INITIAL FACE AMOUNT: $44,053

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.40% NET)

                                 CURRENT CHARGES*               GUARANTEED CHARGES**
            PREMIUMS      -------------------------------  -------------------------------
END OF    ACCUMULATED                  CASH                             CASH
CONTRACT AT 5% INTEREST    ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
 YEAR       PER YEAR        VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
------   --------------   ---------  ---------  ---------  ---------  ---------  ---------
   1          10,500        10,344      9,361     44,053     10,344      9,361     44,053
   2          11,025        10,694      9,730     44,053     10,694      9,730     44,053
   3          11,576        11,051     10,108     44,053     11,051     10,108     44,053
   4          12,155        11,413     10,641     44,053     11,413     10,641     44,053
   5          12,763        11,778     11,031     44,053     11,778     11,031     44,053

   6          13,401        12,155     11,634     44,053     12,146     11,625     44,053
   7          14,071        12,546     12,052     44,053     12,515     12,021     44,053
   8          14,775        12,949     12,685     44,053     12,881     12,617     44,053
   9          15,513        13,367     13,134     44,053     13,242     13,009     44,053
  10          16,289        13,800     13,800     44,053     13,594     13,594     44,053

  11          17,103        14,318     14,318     44,053     13,988     13,988     44,053
  12          17,959        14,858     14,858     44,053     14,368     14,368     44,053
  13          18,856        15,419     15,419     44,053     14,730     14,730     44,053
  14          19,799        16,002     16,002     44,053     15,069     15,069     44,053
  15          20,789        16,609     16,609     44,053     15,378     15,378     44,053

  16          21,829        17,239     17,239     44,053     15,649     15,649     44,053
  17          22,920        17,895     17,895     44,053     15,869     15,869     44,053
  18          24,066        18,577     18,577     44,053     16,023     16,023     44,053
  19          25,270        19,287     19,287     44,053     16,091     16,091     44,053
  20          26,533        20,024     20,024     44,053     16,051     16,051     44,053
  25          33,864        24,177     24,177     44,053     13,215     13,215     44,053
  35          55,160        35,364     35,364     44,053          0          0          0

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

  * THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                         ITT HARTFORD LIFE AND ANNUITY
                               INSURANCE COMPANY
                            MODIFIED SINGLE PREMIUM
                            VARIABLE LIFE INSURANCE

                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                        ISSUE AGES: 55 MALE \ 55 FEMALE
                          INITIAL FACE AMOUNT: $44,053

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.60% NET)

                                 CURRENT CHARGES*               GUARANTEED CHARGES**
            PREMIUMS      -------------------------------  -------------------------------
END OF    ACCUMULATED                  CASH                             CASH
CONTRACT AT 5% INTEREST    ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
 YEAR       PER YEAR        VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
------   --------------   ---------  ---------  ---------  ---------  ---------  ---------
   1          10,500         9,755     8,785      44,053      9,755     8,785      44,053
   2          11,025         9,509     8,569      44,053      9,509     8,569      44,053
   3          11,576         9,260     8,348      44,053      9,260     8,348      44,053
   4          12,155         9,008     8,273      44,053      9,008     8,273      44,053
   5          12,763         8,761     8,051      44,053      8,751     8,042      44,053

   6          13,401         8,519     8,034      44,053      8,486     8,002      44,053
   7          14,071         8,283     7,821      44,053      8,212     7,750      44,053
   8          14,775         8,053     7,813      44,053      7,924     7,685      44,053
   9          15,513         7,829     7,609      44,053      7,619     7,400      44,053
  10          16,289         7,610     7,610      44,053      7,291     7,291      44,053

  11          17,103         7,433     7,433      44,053      6,964     6,964      44,053
  12          17,959         7,260     7,260      44,053      6,602     6,602      44,053
  13          18,856         7,090     7,090      44,053      6,199     6,199      44,053
  14          19,799         6,924     6,924      44,053      5,749     5,749      44,053
  15          20,789         6,760     6,760      44,053      5,242     5,242      44,053

  16          21,829         6,600     6,600      44,053      4,667     4,667      44,053
  17          22,920         6,443     6,443      44,053      4,007     4,007      44,053
  18          24,066         6,289     6,289      44,053      3,239     3,239      44,053
  19          25,270         6,138     6,138      44,053      2,337     2,337      44,053
  20          26,533         5,990     5,990      44,053      1,268     1,268      44,053
  25          33,864         5,291     5,291      44,053          0         0           0
  35          55,160         4,082     4,082      44,053          0         0           0

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

 ** THESE VALUES REFLECT INVESTMENT RESULTS  USING GUARANTEED COST OF  INSURANCE
    RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                        HARTFORD LIFE INSURANCE COMPANY
                            MODIFIED SINGLE PREMIUM
                            VARIABLE LIFE INSURANCE

                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                        ISSUE AGES: 65 MALE \ 65 FEMALE
                          INITIAL FACE AMOUNT: $27,778

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.40% NET)

                                 CURRENT CHARGES*               GUARANTEED CHARGES**
            PREMIUMS      -------------------------------  -------------------------------
END OF    ACCUMULATED                  CASH                             CASH
CONTRACT AT 5% INTEREST    ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
 YEAR       PER YEAR        VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
------   --------------   ---------  ---------  ---------  ---------  ---------  ---------
   1          10,500        10,928      9,932      27,778    10,928      9,932      27,778
   2          11,025        11,930     10,942      27,778    11,930     10,942      27,778
   3          11,576        13,014     12,037      27,778    13,013     12,036      27,778
   4          12,155        14,199     13,386      27,778    14,184     13,372      27,778
   5          12,763        15,495     14,071      27,778    15,453     14,660      27,778

   6          13,401        16,912     16,343      27,778    16,829     16,261      27,778
   7          14,071        18,461     17,923      27,778    18,325     17,788      27,778
   8          14,775        20,165     19,855      27,778    19,957     19,658      27,778
   9          15,513        22,009     21,754      27,778    21,745     21,491      27,778
  10          16,289        24,035     24,035      27,778    23,714     23,714      27,778

  11          17,103        26,384     28,384      28,495    26,006     26,006      28,087
  12          17,959        28,964     28,964      30,992    28,549     28,549      30,548
  13          18,856        31,800     31,800      34,027    31,331     31,331      33,525
  14          19,799        34,917     34,917      37,013    34,386     34,386      36,450
  15          20,789        38,343     38,343      40,644    37,726     37,726      39,991

  16          21,829        42,108     42,108      44,214    41,397     41,397      43,468
  17          22,920        46,246     46,246      48,559    45,407     45,407      47,678
  18          24,066        50,794     50,794      53,334    49,783     49,783      52,273
  19          25,270        55,825     55,825      58,617    54,550     54,550      57,278
  20          26,533        61,355     61,355      64,423    59,771     59,771      62,760
  25          33,864        98,388     98,388     103,308    93,315     93,315      97,981
  35          55,160       253,006    253,006     255,537   225,844    225,844     228,102

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

 ** THESE VALUES REFLECT INVESTMENT RESULTS  USING GUARANTEED COST OF  INSURANCE
    RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                         ITT HARTFORD LIFE AND ANNUITY
                               INSURANCE COMPANY
                            MODIFIED SINGLE PREMIUM
                            VARIABLE LIFE INSURANCE

                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                        ISSUE AGES: 65 MALE \ 65 FEMALE
                          INITIAL FACE AMOUNT: $27,778

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.40% NET)

                                 CURRENT CHARGES*               GUARANTEED CHARGES**
            PREMIUMS      -------------------------------  -------------------------------
END OF    ACCUMULATED                  CASH                             CASH
CONTRACT AT 5% INTEREST    ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
 YEAR       PER YEAR        VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
------   --------------   ---------  ---------  ---------  ---------  ---------  ---------
   1          10,500        10,339      9,357     27,778     10,339      9,357     27,778
   2          11,025        10,675      9,712     27,778     10,675      9,712     27,778
   3          11,576        11,014     10,071     27,778     11,005     10,062     27,778
   4          12,155        11,365     10,594     27,778     11,325     10,556     27,778
   5          12,763        11,728     10,981     27,778     11,634     10,889     27,778

   6          13,401        12,103     11,582     27,778     11,926     11,407     27,778
   7          14,071        12,492     11,998     27,778     12,197     11,705     27,778
   8          14,775        12,894     12,629     27,778     12,437     12,175     27,778
   9          15,513        13,309     13,076     27,778     12,640     12,408     27,778
  10          16,289        13,740     13,740     27,778     12,793     12,793     27,778

  11          17,103        14,256     14,256     27,778     12,939     12,939     27,778
  12          17,959        14,793     14,793     27,778     13,016     13,016     27,778
  13          18,856        15,351     15,351     27,778     13,010     13,010     27,778
  14          19,799        15,932     15,932     27,778     12,906     12,906     27,778
  15          20,789        16,536     16,536     27,778     12,682     12,682     27,778

  16          21,829        17,164     17,164     27,778     12,308     12,308     27,778
  17          22,920        17,817     17,817     27,778     11,743     11,743     27,778
  18          24,066        18,496     18,496     27,778     10,931     10,931     27,778
  19          25,270        10,202     19,202     27,778      9,798      9,798     27,778
  20          26,533        19,936     19,936     27,778      8,247      8,247     27,778
  25          33,864        24,069     24,096     27,778          0          0          0
  35          55,160        35,205     35,205     35,558          0          0          0

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

 ** THESE VALUES REFLECT INVESTMENT RESULTS  USING GUARANTEED COST OF  INSURANCE
    RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                         ITT HARTFORD LIFE AND ANNUITY
                               INSURANCE COMPANY
                            MODIFIED SINGLE PREMIUM
                            VARIABLE LIFE INSURANCE

                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                        ISSUE AGES: 65 MALE \ 65 FEMALE
                          INITIAL FACE AMOUNT: $27,778

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.60% NET)

                                 CURRENT CHARGES*               GUARANTEED CHARGES**
            PREMIUMS      -------------------------------  -------------------------------
END OF    ACCUMULATED                  CASH                             CASH
CONTRACT AT 5% INTEREST    ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
 YEAR       PER YEAR        VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
------   --------------   ---------  ---------  ---------  ---------  ---------  ---------
   1          10,500         9,750     8,781      27,778      9,750     8,781      27,778
   2          11,025         9,489     8,549      27,778      9,489     8,549      27,778
   3          11,576         9,230     8,318      27,778      9,213     8,302      27,778
   4          12,155         8,977     8,242      27,778      8,919     8,184      27,778
   5          12,763         8,830     8,021      27,778      8,599     7,892      27,778

   6          13,401         8,489     8,004      27,778      8,251     7,768      27,778
   7          14,071         8,254     7,792      27,778      7,865     7,406      27,778
   8          14,775         8,025     7,785      27,778      7,430     7,193      27,778
   9          15,513         7,801     7,582      27,778      6,933     6,716      27,778
  10          16,289         7,583     7,583      27,778      6,359     6,359      27,778

  11          17,103         7,407     7,407      27,778      5,712     5,712      27,778
  12          17,959         7,234     7,234      27,778      4,946     4,946      27,778
  13          18,856         7,065     7,065      27,778      4,038     4,038      27,778
  14          19,799         6,899     6,899      27,778      2,959     2,959      27,778
  15          20,789         6,736     6,736      27,778      1,672     1,672      27,778

  16          21,829         6,576     6,576      27,778        125       125      27,778
  17          22,920         6,419     6,419      27,778          0         0           0
  18          24,066         6,266     6,266      27,778          0         0           0
  19          25,270         6,115     6,115      27,778          0         0           0
  20          26,533         5,968     5,968      27,778          0         0           0
  25          33,864         5,271     5,271      27,778          0         0           0
  35          55,160         4,066     4,066      27,778          0         0           0

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

 ** THESE VALUES REFLECT INVESTMENT RESULTS  USING GUARANTEED COST OF  INSURANCE
    RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
TO ITT HARTFORD LIFE & ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT FIVE AND TO THE
 OWNERS OF UNITS OF INTEREST THEREIN:

 We have audited the accompanying statement of assets & liabilities of ITT Hartford Life & Annuity Insurance Company Separate Account Five (the Account) as of December 31, 1995, and the related statement of operations and changes in net assets for the period from inception, January 10, 1995, to December 31, 1995. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ITT Hartford Life & Annuity Insurance Company Separate Account Five as of December 31, 1995, the results of its operations and changes in net assets for the period from inception, January 10, 1995, to December 31, 1995, in conformity with generally accepted accounting principles.

 Hartford, Connecticut
 February 19, 1996                                           Arthur Andersen LLP

 Separate Account Five
ITT HARTFORD LIFE & ANNUITY INSURANCE COMPANY
STATEMENT OF ASSETS & LIABILITIES
 DECEMBER 31, 1995

                                                           MONEY
                            BOND FUND     STOCK FUND    MARKET FUND
                           SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                           ------------   -----------   -----------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
Shares                                                                    297,873
Cost                                                                   $  299,247
    Market Value.........   $  306,291        --            --
  Hartford Stock Fund,
   Inc.
Shares                                                                  1,089,818
Cost                                                                   $3,622,270
    Market Value.........      --         $3,843,808        --
  HVA Money Market Fund,
   Inc.
Shares                                                                  4,656,679
Cost                                                                   $4,656,679
    Market Value.........      --             --        $4,656,679
  Hartford Advisers Fund,
   Inc.
Shares                                                                  2,043,905
Cost                                                                   $3,812,050
    Market Value.........      --             --            --
  Hartford Capital
   Appreciation Fund,
   Inc.
Shares                                                                  2,152,670
Cost                                                                   $7,296,846
    Market Value.........      --             --            --
  Hartford Mortgage
   Securities Fund, Inc.
Shares                                                                    149,157
Cost                                                                   $  156,876
    Market Value.........      --             --            --
  Hartford Index Fund,
   Inc.
Shares                                                                    317,288
Cost                                                                   $  605,533
    Market Value.........      --             --            --
  Hartford International
   Opportunities Fund,
   Inc.
Shares                                                                  1,017,908
Cost                                                                   $1,269,495
    Market Value.........      --             --            --
  Hartford Dividend and
   Growth Fund, Inc.
Shares                                                                  1,334,838
Cost                                                                   $1,614,808
    Market Value.........      --             --            --
  Hartford International
   Advisers Fund, Inc.
Shares                                                                    142,134
Cost                                                                   $  152,699
    Market Value.........      --             --            --
  Due from ITT Hartford
   Life and Annuity
   Insurance Company.....      --              7,510        --
  Receivable from fund
   shares sold...........       11,802        --            22,832
                           ------------   -----------   -----------
  Total Assets...........      318,093     3,851,318     4,679,511
                           ------------   -----------   -----------
LIABILITIES:
  Due to ITT Hartford
   Life and Annuity
   Insurance Company.....       11,802        --            22,642
  Payable for fund shares
   purchased.............      --              7,507        --
                           ------------   -----------   -----------
  Total Liabilities......       11,802         7,507        22,642
                           ------------   -----------   -----------
  Net Assets (variable
   life contract
   liabilities)..........   $  306,291    $3,843,811    $4,656,869
                           ------------   -----------   -----------
                           ------------   -----------   -----------
  Units Outstanding......      258,698     2,896,535     4,409,389
  Accumulation Unit Value
   at end of period......   $ 1.183971    $ 1.327038    $ 1.056126

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                           CAPITAL          MORTGAGE                   INTERNATIONAL      DIVIDEND
                            ADVISERS    APPRECIATION       SECURITIES                  OPPORTUNITIES         AND       INTERNATIONAL
                              FUND          FUND              FUND        INDEX FUND        FUND         GROWTH FUND   ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                           ----------  ---------------   --------------   ----------  ----------------   -----------   -------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
Shares                                                                       297,873
Cost                                                                      $  299,247
    Market Value.........     --            --                --                --            --                --             --
  Hartford Stock Fund,
   Inc.
Shares                                                                     1,089,818
Cost                                                                      $3,622,270
    Market Value.........     --            --                --                --            --                --             --
  HVA Money Market Fund,
   Inc.
Shares                                                                     4,656,679
Cost                                                                      $4,656,679
    Market Value.........     --            --                --                --            --                --             --
  Hartford Advisers Fund,
   Inc.
Shares                                                                     2,043,905
Cost                                                                      $3,812,050
    Market Value.........  $4,002,864       --                --                --            --                --             --
  Hartford Capital
   Appreciation Fund,
   Inc.
Shares                                                                     2,152,670
Cost                                                                      $7,296,846
    Market Value.........     --         $7,512,087           --                --            --                --             --
  Hartford Mortgage
   Securities Fund, Inc.
Shares                                                                       149,157
Cost                                                                      $  156,876
    Market Value.........     --            --             $  159,788           --            --                --             --
  Hartford Index Fund,
   Inc.
Shares                                                                       317,288
Cost                                                                      $  605,533
    Market Value.........     --            --                --          $  643,434          --                --             --
  Hartford International
   Opportunities Fund,
   Inc.
Shares                                                                     1,017,908
Cost                                                                      $1,269,495
    Market Value.........     --            --                --                --        $1,329,072            --             --
  Hartford Dividend and
   Growth Fund, Inc.
Shares                                                                     1,334,838
Cost                                                                      $1,614,808
    Market Value.........     --            --                --                --            --            $1,758,008         --
  Hartford International
   Advisers Fund, Inc.
Shares                                                                       142,134
Cost                                                                      $  152,699
    Market Value.........     --            --                --                --            --                --        $   17,633
  Due from ITT Hartford
   Life and Annuity
   Insurance Company.....     --            281,988           --                --             9,735            --             --
  Receivable from fund
   shares sold...........         257       --                  9,602          6,114          --                11,040         9,012
                           ----------  ---------------   --------------   ------------  ----------------   -----------   -----------
  Total Assets...........   4,003,121     7,794,075           169,390        649,548       1,338,807         1,769,048       166,645
                           ----------  ---------------   --------------   ------------  ----------------   -----------   -----------
LIABILITIES:
  Due to ITT Hartford
   Life and Annuity
   Insurance Company.....         260       --                  9,602          6,116        --                  11,048         9,012
  Payable for fund shares
   purchased.............     --            282,417           --             --                9,736          --             --
                           ----------  ---------------   --------------   ------------  ----------------   -----------   -----------
  Total Liabilities......         260       282,417             9,602          6,116           9,736            11,048         9,012
                           ----------  ---------------   --------------   ------------  ----------------   -----------   -----------
  Net Assets (variable
   life contract
   liabilities)..........  $4,002,861    $7,511,658        $  159,788     $  643,432      $1,329,071        $1,758,000    $  157,633
                           ----------  ---------------   --------------   ------------  ----------------   -----------   -----------
                           ----------  ---------------   --------------   ------------  ----------------   -----------   -----------
  Units Outstanding......   3,138,857     5,787,226           137,471        473,089       1,145,162         1,296,244       136,077
  Accumulation Unit Value
   at end of period......  $ 1.275261    $ 1.297972        $ 1.162324     $ 1.360070      $ 1.160597        $ 1.356226    $ 1.158392

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT FIVE
ITT HARTFORD LIFE & ANNUITY INSURANCE COMPANY
STATEMENT OF OPERATIONS
 FROM INCEPTION, JANUARY 10, 1995, TO DECEMBER 31, 1995

                                                      MONEY
                                          STOCK      MARKET
                           BOND FUND      FUND        FUND
                           SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT
                           ----------   ---------   ---------
INVESTMENT INCOME:
  Dividends..............    $ 5,592    $ 24,153     $74,755
                           ----------   ---------   ---------
    Net investment income
     (loss)..............      5,592      24,153      74,755
                           ----------   ---------   ---------
  Capital gains income...     --             403       --
                           ----------   ---------   ---------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........        275         (94)      --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      7,044     221,539       --
                           ----------   ---------   ---------
    Net gains (losses) on
     investments.........      7,319     221,445       --
                           ----------   ---------   ---------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    $12,911    $246,001     $74,755
                           ----------   ---------   ---------
                           ----------   ---------   ---------

* From inception, March 1, 1995, to December 31, 1995.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                                   DIVIDEND
                                          CAPITAL        MORTGAGE                INTERNATIONAL       AND       INTERNATIONAL
                           ADVISERS     APPRECIATION    SECURITIES     INDEX     OPPORTUNITIES      GROWTH       ADVISERS
                             FUND           FUND           FUND         FUND          FUND           FUND          FUND
                           SUB-ACCOUNT  SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT*
                           ---------   --------------   -----------   --------   --------------   ----------   ------------
INVESTMENT INCOME:
  Dividends..............  $ 40,874       $ 17,693        $4,015      $ 4,467       $ 4,790        $ 13,879       $3,923
                           ---------   --------------   -----------   --------      -------       ----------      ------
    Net investment income
     (loss)..............    40,874         17,693         4,015        4,467         4,790          13,879        3,923
                           ---------   --------------   -----------   --------      -------       ----------      ------
  Capital gains income...       120            541         --               4            92          --           --
                           ---------   --------------   -----------   --------      -------       ----------      ------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      (649)         1,253           105          (49)           20             425          301
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................   190,815        215,241         2,911       37,902        59,577         143,200        4,932
                           ---------   --------------   -----------   --------      -------       ----------      ------
    Net gains (losses) on
     investments.........   190,166        216,494         3,016       37,853        59,597         143,625        5,233
                           ---------   --------------   -----------   --------      -------       ----------      ------
  Net increase (decrease)
   in net assets
   resulting from
   operations............  $231,160       $234,728        $7,031      $42,324       $64,479        $157,504       $9,156
                           ---------   --------------   -----------   --------      -------       ----------      ------
                           ---------   --------------   -----------   --------      -------       ----------      ------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 Separate Account Five
ITT HARTFORD LIFE & ANNUITY INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
 FROM INCEPTION JANUARY 10, 1995 TO DECEMBER 31, 1995

                                                              MONEY
                            BOND FUND      STOCK FUND      MARKET FUND
                           SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           ------------   -------------   -------------
OPERATIONS:
  Net investment income
   (loss)................  $      5,592   $      24,153   $      74,755
  Capital gains income...       --                  403        --
  Net realized gain
   (loss) on security
   transactions..........           275             (94)       --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................         7,044         221,539        --
                           ------------   -------------   -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        12,911         246,001          74,755
                           ------------   -------------   -------------
UNIT TRANSACTIONS:
  Purchases..............       --             --            23,888,562
  Net transfers..........       306,533       3,642,384     (18,864,634)
  Surrenders.............       (12,757)        (33,294)        (48,453)
  Net loan withdrawals...       --               (5,495)       (372,799)
  Cost of insurance and
   other fees............          (396)         (5,785)        (20,562)
                           ------------   -------------   -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       293,380       3,597,810       4,582,114
                           ------------   -------------   -------------
  Total increase
   (decrease) in net
   assets................       306,291       3,843,811       4,656,869
NET ASSETS:
  Beginning of period....       --             --              --
                           ------------   -------------   -------------
  End of period..........  $    306,291   $   3,843,811   $   4,656,869
                           ------------   -------------   -------------
                           ------------   -------------   -------------

* From inception, March 1, 1995, to December 31, 1995.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                              CAPITAL          MORTGAGE                      INTERNATIONAL     DIVIDEND AND
                          ADVISERS FUND  APPRECIATION FUND  SECURITIES FUND   INDEX FUND   OPPORTUNITIES FUND  GROWTH FUND
                           SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                          -------------  -----------------  ---------------  ------------  ------------------  ------------
OPERATIONS:
  Net investment income
   (loss)................ $      40,874    $     17,693       $     4,015    $      4,467     $      4,790     $     13,879
  Capital gains income...           120             541          --                     4               92          --
  Net realized gain
   (loss) on security
   transactions..........          (649)          1,253               105             (49)              20              425
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       190,815         215,241             2,911          37,902           59,577          143,200
                          -------------  -----------------  ---------------  ------------  ------------------  ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       231,160         234,728             7,031          42,324           64,479          157,504
                          -------------  -----------------  ---------------  ------------  ------------------  ------------
UNIT TRANSACTIONS:
  Purchases..............      --              --                --               --             --                 --
  Net transfers..........     3,814,765       7,349,141           165,306         617,882        1,282,924        1,624,852
  Surrenders.............       (36,276)        (45,663)          (12,284)        (15,806)         (16,386)         (21,482)
  Net loan withdrawals...      --               (16,773)         --                   (36)       --                     (36)
  Cost of insurance and
   other fees............        (6,788)         (9,775)             (265)           (932)          (1,946)          (2,838)
                          -------------  -----------------  ---------------  ------------  ------------------  ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     3,771,701       7,276,930           152,757         601,108        1,264,592        1,600,496
                          -------------  -----------------  ---------------  ------------  ------------------  ------------
  Total increase
   (decrease) in net
   assets................     4,002,861       7,511,658           159,788         643,432        1,329,071        1,758,000
NET ASSETS:
  Beginning of period....      --              --                --               --             --                 --
                          -------------  -----------------  ---------------  ------------  ------------------  ------------
  End of period.......... $   4,002,861    $  7,511,658       $   159,788    $    643,432     $  1,329,071     $  1,758,000
                          -------------  -----------------  ---------------  ------------  ------------------  ------------
                          -------------  -----------------  ---------------  ------------  ------------------  ------------

                           INTERNATIONAL
                            ADVISERS
                              FUND
                           SUB-ACCOUNT*
                           -----------
OPERATIONS:
  Net investment income
   (loss)................   $  3,923
  Capital gains income...     --
  Net realized gain
   (loss) on security
   transactions..........        301
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      4,932
                           -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      9,156
                           -----------
UNIT TRANSACTIONS:
  Purchases..............     --
  Net transfers..........    160,888
  Surrenders.............    (12,083)
  Net loan withdrawals...        (34)
  Cost of insurance and
   other fees............       (294)
                           -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    148,477
                           -----------
  Total increase
   (decrease) in net
   assets................    157,633
NET ASSETS:
  Beginning of period....     --
                           -----------
  End of period..........   $157,633
                           -----------
                           -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT FIVE
ITT HARTFORD LIFE & ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 1995

 1.  ORGANIZATION:

    Separate Account Five (the Account) is a separate investment account within ITT Hartford Life & Annuity Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders. The Account commenced operations on January 10, 1995.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The  following  is  a  summary of  significant  accounting  policies  of the
    Account,  which  are  in  accordance  with  generally  accepted   accounting
    principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of the Hartford mutual funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1995.

    c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    In accordance with the terms of the contracts, the Company makes deductions for mortality and expense undertakings, cost of insurance, administrative fees, and state premium taxes. These charges are deducted through termination of units of interest from applicable contract owners' accounts.

                          ARTHUR ANDERSEN LLP


            REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
            ----------------------------------------

To the Board of Directors of
   ITT Hartford Life and Annuity Insurance Company:

We have audited the accompanying statutory balance sheets of ITT Hartford
Life and Annuity Insurance Company (a Wisconsin corporation and wholly-owned subsidiary of Hartford Life Insurance Company) (the Company) as of December 31, 1995 and 1994, and the related statutory statements of income, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The Company presents its financial statements in conformity with statutory accounting practices as described in Note 1 of notes to statutory financial statements. When statutory financial statements are presented for purposes other than for filing with a regulatory agency, generally accepted auditing standards require that an auditors' report on them state whether they are presented in conformity with generally accepted accounting principles. The accounting practices used by the Company vary from generally accepted accounting principles as explained and quantified in Note 1. In our opinion, because the differences in accounting practices as described in Note 1 are material, the statutory financial statements referred to above do not present fairly, in accordance with generally accepted accounting principles, the financial position of the Company as of December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995.

However, in our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1995 and 1994, and the results of operations and its cash flows for each of the three years in the period ended December 31, 1995 in conformity with statutory accounting practices as described in Note 1.

As discussed in Note 1 of notes to statutory financial statements, the Company changed its valuation method in determining aggregate reserves for future benefits.

                                                /s/ Arthur Andersen LLP

Hartford, Connecticut
January 24, 1996

                          ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                   STATUTORY STATEMENTS OF INCOME

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                  ---------------------------------------------------
                                                     1995                1994                1993
                                                  -----------         -----------         -----------
REVENUES
   Premiums and Annuity Considerations           $   165,792         $   442,173         $    14,281
   Annuity and Other Fund Deposits                 1,087,661             608,685           1,986,140
   Net Investment Income                              78,787              29,012               7,970
   Commissions and Expense Allowances on
   Reinsurance Ceded                                 183,380             154,527              60,700
   Reserve Adjustment on Reinsurance Ceded         1,879,785           1,266,926                   0
   Other Revenues                                    140,796              41,857             369,598
                                                 -----------         -----------         -----------
      TOTAL REVENUES                               3,536,201           2,543,180           2,438,689
                                                 -----------         -----------         -----------

BENEFITS AND EXPENSES
   Death and Annuity Benefits                         53,029               7,948               3,192
   Surrenders and Other Benefit Payments             221,392             181,749               4,955
   Commissions and Other Expenses                    236,202             186,303             132,169
   Increase in Reserves for Future Benefits           94,253             416,748               5,120
   Increase in Liability for Premium
   and Other Deposit Funds                           460,124             182,934             281,024
   Net Transfers to Separate Accounts              2,414,669           1,541,419           2,013,183
                                                 -----------         -----------         -----------
      TOTAL BENEFITS AND EXPENSES                  3,479,669           2,517,101           2,439,643
                                                 -----------         -----------         -----------
NET GAIN (LOSS) FROM OPERATIONS
   BEFORE FEDERAL INCOME TAX EXPENSE                  56,532              26,079                (954)

   Federal Income Tax Expense                         14,048              24,038              11,270
                                                 -----------         -----------         -----------

NET GAIN (LOSS) FROM OPERATIONS                       42,484               2,041             (12,224)

   Net Realized Capital Gains (Losses)                   374                  (2)                877
                                                 -----------         -----------         -----------
NET INCOME (LOSS)                                $    42,858         $     2,039         $   (11,347)
                                                 -----------         -----------         -----------
                                                 -----------         -----------         -----------





                           The accompanying notes are an integral part of
                                  these financial statements

                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                            STATUTORY BALANCE SHEETS

                                                        AS OF DECEMBER 31,
                                                 -------------------------------
                                                     1995                1994
                                                 -----------        ------------
ASSETS
   Bonds                                         $ 1,226,489        $   798,501
   Common Stocks                                      39,776              2,275
   Policy Loans                                       22,521             20,145
   Cash and Short-Term Investments                   173,304             84,312
   Other Invested Assets                              13,432              2,519
                                                 -----------        -----------
     TOTAL CASH AND INVESTED ASSETS                1,475,522            907,752
                                                 -----------        -----------

   Investment Income Due and Accrued                  18,021             12,757
   Premium Balances Receivable                           402                467
   Receivables from Affiliates                         8,182              2,861
   Other Assets                                       25,907             13,749
   Separate Account Assets                         7,324,910          3,588,077
                                                 -----------        -----------
     TOTAL ASSETS                                $ 8,852,944        $ 4,525,663
                                                 -----------        -----------
                                                 -----------        -----------

LIABILITIES
   Aggregate Reserves for Future Benefits        $   542,082        $   447,284
   Policy and Contract Claims                          8,223              9,902
   Liability for Premium and Other Deposit Funds     948,361            479,202
   Asset Valuation Reserve                             8,010              2,422
   Payable to Affiliates                               3,682              7,840
   Other Liabilities                                (220,658)          (100,349)
   Separate Account Liabilities                    7,324,910          3,588,077
                                                 -----------        -----------
      TOTAL LIABILITIES                            8,614,610          4,434,378
                                                 -----------        -----------

CAPITAL AND SURPLUS

   Common Stock                                        2,500              2,500
   Gross Paid-In and Contributed Surplus             226,043            114,109
   Unassigned Funds                                    9,791            (25,324)
                                                 -----------        -----------
     TOTAL CAPITAL AND SURPLUS                       238,334             91,285
                                                 -----------        -----------
TOTAL LIABILITIES AND CAPITAL AND SURPLUS        $ 8,852,944        $ 4,525,663
                                                 -----------        -----------
                                                 -----------        -----------




             The accompanying notes are an integral part of
                       these financial statements.

                          ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                      STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                           -----------------------------------------
                                                               1995           1994           1993
                                                           ------------   -----------    -----------
CAPITAL AND SURPLUS - BEGINNING OF YEAR                    $    91,285    $    88,693    $    30,027
                                                           -----------    -----------    -----------

   Net Income (Loss)                                            42,858          2,039        (11,347)
   Net Unrealized Gains (Losses)                                 1,709           (133)        (1,198)
   Change in Asset Valuation Reserve                            (5,588)        (1,356)           135
   Change in Non-Admitted Assets                                (1,944)        (8,599)         1,076
   Change in Reserve (calculation basis-see Note 1)                  0         10,659              0
   Aggregate Write-ins for Surplus (see Note 3)                  8,080            (18)             0
   Dividends to Shareholder                                    (10,000)             0              0
   Paid-in Surplus                                             111,934              0         70,000
                                                           -----------    -----------    -----------
     Change in Capital and Surplus                             147,049          2,592         58,666
                                                           -----------    -----------    -----------
CAPITAL AND SURPLUS - END OF YEAR                          $   238,334    $    91,285    $    88,693
                                                           -----------    -----------    -----------
                                                           -----------    -----------    -----------



                           The accompanying notes are an integral part of
                                      these financial statements

             ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                    STATUTORY STATEMENTS OF CASH FLOW
                                 ($000)

                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                           ------------------------------------------
                                                               1995           1994           1993
                                                           ------------   ------------    -----------
OPERATIONS
   Premiums, Annuity Considerations and Fund
   Deposits                                                $ 1,253,511    $ 1,050,493    $ 2,000,492
   Investment Income                                            78,328         24,519          5,594
   Other Income                                              2,253,466      1,515,700        434,851
                                                           -----------    -----------    -----------
     Total Income                                            3,585,305      2,590,712      2,440,937
                                                           -----------    -----------    -----------

   Benefits Paid                                               277,965        181,205          8,215
   Federal Income Taxes Paid on Operations                     208,423         20,634          9,666
   Other Expenses                                            2,664,385      1,832,905      2,231,477
                                                           -----------    -----------    -----------
     Total Benefits and Expenses                             3,150,773      2,034,744      2,249,358
                                                           -----------    -----------    -----------

     NET CASH FROM OPERATIONS                                  434,532        555,968        191,579

PROCEEDS FROM INVESTMENTS
   Bonds                                                       287,941         87,747         88,334
   Common Stocks                                                    52              0              0
   Other                                                            28             40         23,638
                                                           -----------    -----------    -----------
     NET INVESTMENT PROCEEDS                                   288,021         87,787        111,972
                                                           -----------    -----------    -----------

TAX ON CAPITAL GAINS                                               226            (96)           376
PAID-IN-SURPLUS                                                111,934              0         70,000
OTHER CASH PROVIDED                                             28,199         30,554              0
                                                           -----------    -----------    -----------
     TOTAL PROCEEDS                                            862,460        674,405        373,175
                                                           -----------    -----------    -----------

COST OF INVESTMENTS ACQUIRED
   Bonds                                                       720,521        595,181        314,933
   Common Stocks                                                35,794            808            567
   Miscellaneous Applications                                    2,146          2,523              0
                                                           -----------    -----------    -----------
     TOTAL INVESTMENTS ACQUIRED                                758,461        598,512        315,500
                                                           -----------    -----------    -----------

OTHER CASH APPLIED
   Dividends Paid to Stockholder                                10,000              0              0
   Other                                                         5,007         24,813         24,626
                                                           -----------    -----------    -----------
     TOTAL OTHER CASH APPLIED                                   15,007         24,813         24,626
                                                           -----------    -----------    -----------
       TOTAL APPLICATIONS                                      773,468        623,325        340,126
                                                           -----------    -----------    -----------

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                   88,992         51,080         33,049

CASH AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR              84,312         33,232            183
                                                           -----------    -----------    -----------
CASH AND SHORT-TERM INVESTMENTS, END OF YEAR               $   173,304    $    84,312    $    33,232
                                                           -----------    -----------    -----------
                                                           -----------    -----------    -----------



                           The accompanying notes are an integral part of
                                     these financial statements.

                   ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                            NOTES TO FINANCIAL STATEMENTS
                                  DECEMBER 31, 1995
                    (AMOUNTS IN THOUSANDS UNLESS OTHERWISE STATED)

1.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

ORGANIZATION

ITT Hartford Life and Annuity Insurance Company (ILA or the Company), formerly known as ITT Life Insurance Corporation, is a wholly owned subsidiary of Hartford Life Insurance Company (HLIC), which is an indirect subsidiary of ITT Hartford Group, Inc. (ITT Hartford), formerly a wholly owned subsidiary of ITT Corporation (ITT). On December 19, 1995, ITT Corporation distributed all the outstanding shares of ITT Hartford Group to ITT shareholders of record in an action known herein as the "Distribution". As a result of the Distribution, ITT Hartford became an independent, publicly traded company.

ILA offers a complete line of ordinary and universal life insurance, individual annuities and certain supplemental accident and health benefit coverages.

BASIS OF PRESENTATION

The accompanying ILA statutory basis financial statements were prepared in conformity with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners (NAIC) and the Insurance Department of the State of Wisconsin.

The preparation of financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilties and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Statutory accounting practices and generally accepted accounting principles
(GAAP) differ in certain significant respects. These differences principally involve:

(1) treatment of policy acquisition costs (commissions, underwriting and selling expenses, premium taxes, etc.) which are charged to expense when incurred for statutory purposes rather than on a pro-rata basis over the expected life of the policy;

(2) recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, generally, for universal life policies and investment products, are only recorded for policy charges for the cost of insurance, policy administration and surrender charges assessed to policy account balances. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders and the retrospective deposit method is used in accounting for universal life and other types of contracts where the payment pattern is irregular or surrender charges are a significant source of profit. The prospective deposit method is used for GAAP purposes where investment margins are the primary source of profit;

(3) development of liabilities for future policy benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the NAIC which may vary considerably from interest and mortality assumptions used for GAAP financial reporting;

(4) providing for income taxes based on current taxable income (tax return) only for statutory purposes, rather than establishing additional assets or liabilities for deferred Federal income taxes to recognize the tax effect related to reporting revenues and expenses in different periods for financial reporting and tax return purposes;

(5) excluding certain GAAP assets designated as non-admitted assets (e.g., past due agent's balances and furniture and equipment) from the balance sheet for statutory purposes by directly charging surplus;

(6) establishing accruals for post-retirement and post-employment health care benefits on an optional basis, immediate recognition or a twenty year phase-in approach, whereas GAAP liabilities were established at date of adoption;

(7) establishing a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve); as well as the deferral and amortization of realized gains and losses, motivated by changes in interest rates during the period the asset is held, into income over the remaining life to maturity of the asset sold (Interest Maintenance Reserve); whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

(8) the reporting of reserves and benefits net of reinsurance ceded, where risk transfer has taken place; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets;

(9) the reporting of fixed maturities at amortized cost, where GAAP requires that fixed maturities be classified as "held-to-maturity", "available-for-sale" or "trading", based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's fixed maturities were classified on a GAAP basis as "available-for-sale" and accordingly, these investments were reflected at fair value with the corresponding impact included as a component of Stockholder's Equity designated as "Unrealized Gain/Loss on Investments, Net of Tax". For statutory reporting purposes, Net Unrealized Loss on Investments represents unrealized gains or losses on common stock and other bonds reported at fair value; and

(10) separate account liabilties are valued on the Commissioner's Annuity Reserve Valuation Method (CARVM), with the surplus generated recorded as a liability to the general account (and a contra liability on the balance sheet of the general account), whereas GAAP liabilities are valued at account value.

As of December 31, 1995, 1994 and 1993, the significant differences between statutory and GAAP basis net income and capital and surplus for the Company are summarized as follows:


                                 1995           1994           1993
GAAP Net Income:               $ 38,821        $23,295        $ 6,071

Amortization and deferral
  of policy acquisition costs  (174,341)      (117,863)      (147,700)
Benefit reserve adjustment       31,392         30,912         14,059
Deferred taxes                    2,801         (9,267)        (7,123)
Separate accounts               146,635         75,941        110,547
Coinsurance                           0          3,472         11,578
Other, net                       (2,450)        (4,451)         1,221
Statutory Net Income (Loss)    $ 42,858        $ 2,039       $(11,347)




                                   1995           1994           1993

GAAP Capital and Surplus      $ 455,541      $ 199,785      $ 198,408
Deferred policy
  acquisition costs            (596,542)      (422,201)      (304,338)
Benefit reserve adjustment       74,782         85,191         43,621
Deferred taxes                    1,493         13,257         13,706
Separate accounts               333,123        186,488        110,547
Asset valuation reserve          (8,010)        (2,422)        (1,066)
Coinsurance                           0              0         22,642
Unrealized gain (loss) on bonds  (1,696)        21,918              0
Adjustment relating
to Lyndon contribution          (41,277)             0              0
Other, net                       20,920          9,269          5,173
Statutory Capital and Surplus $ 238,334       $ 91,285       $ 88,693


AGGREGATE RESERVES AND LIABILITIES FOR PREMIUM AND OTHER DEPOSIT FUNDS

Aggregate reserves for payment of future life, health and annuity benefits were computed in accordance with presently accepted actuarial standards. Reserves for life insurance policies are generally based on the 1958 and 1980 Commissioner's Standard Ordinary Mortality Tables at various rates ranging from 2.5% to 6.0%. Accumulation and on-benefit annuity reserves are based principally on Individual Annuity tables at various rates ranging from 2.5% to 8.75% and using the Commissioner's Annuity Reserve Valuation Method (CARVM). Accident and health reserves are established using a two year preliminary term method and morbidity tables based on Company experience.

ILA has established separate accounts to segregate the assets and liabilities of certain annuity contracts that must be segregated from the Company's general assets under the terms of the contracts. The assets consist primarily of marketable securities reported at market value. Premiums, benefits and expenses of these contracts are reported in the Statutory Statements of Income.

During 1994, the Company changed the valuation method on aggregate reserves for future benefits resulting in a $10.7 million increase in surplus. The new valuation method is in accordance with presently accepted actuarial standards.

INVESTMENTS

Investments in bonds are carried at amortized cost. Bonds which are deemed ineligible to be held at amortized cost by the National Association of Insurance Commissioners (NAIC) Securities Valuation Office (SVO) are carried at the appropriate SVO published value. When a permanent reduction in the value of publicly traded securities occurs, the decrease is reported as a realized loss and the carrying value is adjusted accordingly. Common stocks are carried at market value with the difference from cost reflected in surplus. Other invested assets are generally recorded at fair value.

Changes in unrealized capital gains and losses on common stock are reported as additions to or reductions of surplus. The Asset Valuation Reserve is designed to provide a standardized reserve process for realized and unrealized losses due to the default and equity risks associated with invested assets. The reserve increased by $5,588, $1,356 and $135 in 1995, 1994 and 1993, respectively.
Additionally, the Interest Maintenance Reserve (IMR) captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the remaining life of the mortgage loan or bond sold. Realized capital gains and losses, net of taxes, not included in IMR are reported in the Statutory Statements of Income. Realized investment gains and losses are determined on a specific identification basis. The amount of net capital gains reclassified from the IMR was $39 in 1995 and the amount of net capital losses was $67 and $264 in 1994 and 1993, respectively. The amount of income amortized was $256, $114 and $178 in 1995, 1994 and 1993, respectively.

OTHER LIABILITIES

The amount reflected in other liabilities includes a receivable from the separate accounts of $333.1, $186.5 million in 1995 and 1994, respectively. The balances are classified in accordance with NAIC accounting practices.


2. INVESTMENTS:

  (a) COMPONENTS OF NET INVESTMENT INCOME


                                        1995           1994           1993
Interest income from fixed
  maturity securities              $  76,100     $   28,335       $  7,541
Interest income from policy loans      1,504            454            124
Interest and dividends from
  other investments                    2,288          1,069            481
Gross investment income               79,892         29,858          8,146
Less: investment expenses              1,105            846            176
Net investment income              $  78,787     $   29,012       $  7,970


  (b) UNREALIZED GAINS (LOSSES) ON COMMON STOCKS


                                        1995           1994           1993
Gross unrealized gains at
  end of year                      $   1,724     $       75       $    148
Gross unrealized losses at
  end of year                              0            (60)             0
Net unrealized gains                   1,724             15            148
Balance at beginning of year              15            148             93
Change in net unrealized gains on
common stocks                      $   1,709     $     (133)      $     55


  (c) UNREALIZED GAINS (LOSSES) ON BONDS AND SHORT-TERM INVESTMENTS




                                        1995           1994           1993
Gross unrealized gains at
  end of year                      $  22,251     $      986       $  5,916
Gross unrealized losses at
  end of year                         (1,374)       (34,718)          (684)
Net unrealized gains (losses)
  after tax                           20,877        (33,732)         5,232
Balance at beginning of year         (33,732)         5,232          2,287
Change in net unrealized gains
  (losses) on bonds and
    short-term investments         $  54,609     $  (38,964)      $  2,945


    (d) COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)


                                        1995           1994           1993
Bonds and short term investments       $ 156        $  (101)       $  (316)
Common stocks                             52              0              0
Real estate and other                      0             34          1,316
                                        ----
Realized gains (losses)                  208            (67)         1,000
Capital gains (benefit) taxes           (205)             2            386
                                        ----
Net realized capital gains (losses)
  after tax                              413            (69)           614
Less: IMR capital gains (losses)          39            (67)          (263)
                                        ----
Net realized capital gains (losses)    $ 374        $    (2)       $   877


(e)  OFF-BALANCE SHEET INVESTMENTS

The Company had no significant financial instruments with off-balance sheet risk as of December 31, 1995 and 1994.

(f) CONCENTRATION OF CREDIT RISK

Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

     (g) BONDS, SHORT-TERM AND COMMON STOCK INVESTMENTS


                                         1995
                    ----------------------------------------------
                                                Gross       Gross
                                 Amortized   Unrealized   Unrealized      Fair
                                  Cost          Gains       Losses        Value
U.S. government and government
  agencies and authorities:
- guaranteed and sponsored      44,268           14         (248)      44,034
- guaranteed and
  sponsored - asset backed     176,160        4,644         (682)     180,122
States, municipalities and
  political subdivisions        16,948           38           (6)      16,980
International governments        5,402          441            0        5,843
Public utilities               108,083        1,652          (90)     109,645
All other corporate            374,058        8,145         (248)     381,955
All other
  corporate - asset backed     410,197        5,841          (89)     415,949
Short-term investments         139,011           18            0      139,029
Certificates of deposit         91,373        1,458          (11)      92,820
Total                        1,365,500       22,251       (1,374)   1,386,377



                                         1995
                    ----------------------------------------------
                                                Gross       Gross
                                 Amortized   Unrealized   Unrealized      Fair
                                  Cost          Gains       Losses        Value
Common Stock - Unaffiliated      2,668          555            0        3,223
Common Stock - Affiliated       35,384        1,169            0       36,553
Total Common Stock              38,052        1,724            0       39,776



                                         1994
                    ----------------------------------------------
                                                Gross       Gross
                                Amortized   Unrealized   Unrealized      Fair
                                  Cost          Gains       Losses        Value
U.S. government and government
  agencies and authorities:
- guaranteed and sponsored     175,925            0      (12,059)     163,866
- guaranteed and
  sponsored - asset backed     142,318          382       (4,911)     137,789
States, municipalities and
  political subdivisions        10,409            0         (603)       9,806
International governments        2,248            0          (69)       2,179
Public utilities                29,509           31       (1,271)      28,269
All other corporate            257,301          246       (9,452)     248,095
All other
  corporate - asset backed     112,390          327       (4,066)     108,651
Short-term investments          56,365            0            0       56,365
Certificates of deposit         68,401            0       (2,287)      66,114
Total                          854,866          986      (34,718)     821,134



                                         1994
                    ----------------------------------------------
                                                Gross       Gross
                                 Amortized   Unrealized   Unrealized      Fair
                                  Cost          Gains       Losses        Value
Common Stock - Unaffiliated     2,260            75          (60)       2,275



The amortized cost and estimated market value of bonds and short-term investments at December 31, 1995 by management's anticipated maturity are shown below. Asset backed securities are distributed to maturity year based on ILA's estimate of the rate of future prepayments of principal over the remaining life of the securities. Expected maturities differ from contractual maturities reflecting borrowers' rights to call or prepay their obligations.


                                                                   Estimated
                                                  Amortized           Fair
                                                   Cost              Value
   Maturity
   --------
   Due in one year or less                          439,793           442,327
   Due after one year through five years            840,088           855,741
   Due after five years through ten years            80,820            83,432
   Due after ten years                                4,799             4,877
   Total                                          1,365,500         1,386,377


Proceeds from sales of investments in bonds and short-term investments during 1995, 1994 and 1993 were $313,961, $117,912 and $333,023, respectively, resulting in gross realized gains of $1,419, $518 and $937, respectively, and gross realized losses of $1,263, $624 and $1,255, respectively, before transfers to IMR. The Company had realized gains of $52 during 1995 from a capital gain distribution.

                       (h) FAIR VALUE OF FINANCIAL INSTRUMENTS



Balance sheet items: (in millions)                 1995             1994
                                         ------------------  -----------------
                                          Carrying     Fair    Carrying    Fair
                                           Amount     Value    Amount   Value

Assets
     Fixed maturites                        1,366     1,386       855     821
     Common stocks                             40        40         2       2
     Policy loans                              23        23        20      20
     Miscellaneous                             13        13         2       2

Liabilities
     Liabilities on investment contracts    1,031       981       534     526


     The carrying amounts for policy loans approximates fair value. The liabilities are determined by forecasting future cash flows discounted at current market rates.

3. RELATED PARTY TRANSACTIONS:

Transactions between the Company and its affiliates within ITT Hartford relate principally to tax settlements, reinsurance, service fees, capital contributions and payments of dividends.

On June 30, 1995, the assets of Lyndon Insurance Company were contributed to
ILA.   As a result, ILA received approximately $365 million in fixed maturities, equity securities and cash, $28 million in policy reserves, $187 million of current tax liability, $26 million in IMR, $8 million in AVR (offset by an aggregate write-in to surplus), and $4 million of other liabilities. The assets in excess of liabilities of $112 were recorded as an increase to paid-in surplus.

For additional information, see Note 5.

4. FEDERAL INCOME TAXES:

The Company is included in the consolidated Federal income tax return of ITT Hartford and its includable subsidiaries. Allocation of taxes is based primarily upon separate company tax return calculations with current credit for net losses used in consolidation except that increases resulting from consolidation are allocated in proportion to separate return amounts. Intercompany Federal income tax balances are generally settled quarterly with Hartford Fire Insurance Company (Hartford Fire), a subsidiary of ITT Hartford. Federal income taxes paid by the Company were $215,921, $20,538, and $10,042 in 1995, 1994 and 1993, respectively. The effective tax rate was 25%, 92%, and 1,181% in 1995, 1994, and 1993 respectively. The following schedule provides a reconciliation of the effective tax rate (in millions).


                                                       1995      1994    1993
Tax provision (benefit) at US statutory rate             20         9      (1)
Tax acquisiton deferred costs                             8         8      10
Statutory to tax reserves                                 3         5       0
Investments and other                                   (17)         2       2
Federal income tax expense                               14        24      11


5. CAPITAL AND SURPLUS AND SHAREHOLDER DIVIDEND RESTRICTIONS:

The maximum amount of dividends which can be paid, without prior approval, by State of Wisconsin insurance companies to shareholders is subject to restrictions relating to statutory surplus. Dividends are paid as determined by the Board of Directors and are not cumulative. ILA paid dividends of $10 million to its parent, HLIC, in 1995. No dividends were paid in 1994 and 1993. As a result of the distribution by ITT, the assets of ITT Lyndon Insurance Company (Lyndon) were contributed to ILA in June 1995. Substantially all the business was removed from Lyndon prior to the contribution. The amount of assets which exceeded liabilities at the contribution date ($112 million) was included in paid-in capital.

6. PENSION PLANS AND OTHER POST-RETIREMENT AND POST-EMPLOYMENT BENEFITS:

The Company's employees are included in ITT Hartford's non-contributory defined benefit pension plans. These plans provide pension benefits that are based on years of service and the employee's compensation during the last ten years of employment. The Company's funding policy is to contribute annually an amount between the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974 and the maximum amount that can be deducted for Federal income tax purposes. Generally, pension costs are funded through the purchase of HLIC's group pension contracts. Pension expense was $1,034, $1,211, and $765 in 1995, 1994 and 1993, respectively. Liabilities for the plan are held by Hartford Fire.

The Company also participates in ITT Hartford 's Investment and Savings Plan, which includes a deferred compensation option under IRC section 401(k) and an ESOP allocation under IRC section 404(k). The liabilities for these plans are included in the financial statements of Hartford Fire. The cost to ILA was not material in 1995, 1994 and 1993.

The Company's employees are included in Hartford Fire's contributory defined health care and life insurance benefit plans. These plans provide health care and life insurance benefits for retired employees. Substantially all employees may become eligible for those benefits if they reach normal or early retirement age while still working for the Company. The Company has prefunded a portion of the health care and life insurance obligations through trust funds where such prefunding can be accomplished on a tax effective basis. Amounts allocated by Hartford Fire for post-retirement health care and life insurance benefits expense (not including provisions for accrual of post-retirement benefit obligations) are immaterial.

The assumed rate of future increases in the per capita cost of health care (the health care trend rate) was 10.1% for 1995, decreasing ratably to 6% in the year 2001. Increasing the health care trend rates by one percent per year would have an immaterial impact on the accumulated post-retirement benefit obligation and the annual expense. The cost to ILA was not material in 1995, 1994 and 1993.

Post-employment benefits are primarily comprised of obligations to provide medical and life insurance to employees on long term disability. Post-employment benefit expense was not material in 1995, 1994 and 1993.

7. REINSURANCE:

The Company cedes insurance to non-affiliated insurers in order to limit its maximum loss. Such transfer does not relieve ILA of its primary liability. ILA also assumes insurance from other insurers.

Life insurance net retained premiums were comprised of the following:


                                       For the years ended december 31
                                       -------------------------------

                                       1995.00   1994.00   1993.00
Direct premiums                         159,918   133,180   131,586
Premiums assumed                         13,299       960       841
Premiums ceded                            7,425  (308,033)  118,146
Premiums and annuity considerations      165,792  442,173    14,281

In December 1994 the Company ceded to a third party, on a modified coinsurance basis, 80% of the variable annuity business written in 1994. The ceded business includes both general and separate account liabilities. As a result of the agreement ILA transferred approximately $1,352 million in assets and liabilities. The financial impact of the cession was an increase of approximately $15 million to net income and surplus.

In November 1994, the Company ceded, on a modified coinsurance basis, 30% of the separate account variable annuity business distributed by Paine Webber to Paine Webber Life Insurance Company (PWLIC). As a result of the agreement, ILA transferred approximately $24 million in assets and liabilities to PWLIC. The financial impact of the cession was an increase of approximately $765 to net income and surplus.

In October 1994, the agreement, effective December 1990, which required ILA to coinsure 90% of all existing and new business, excluding variable annuity business, written by the Company to HLIC, was terminated. As a result of the termination, ILA received approximately $430 million in assets and liabilities from HLIC. The impact of the transaction was a decrease of approximately $15 million to net income and surplus.

In November 1993, ILA acquired, through an assumption reinsurance transaction, substantially all of the individual fixed and variable annuity business of Hartford Life and Accident, an affiliate. As a result of this transaction, the assets and liabilities of the Company increased approximately $1 billion, substantially all of which was transferred to the separate accounts of the Company. The remaining assets and liabilities (approximately $41 million) were transferred in October 1995. The impact of these transactions on net income and surplus was not significant.

8. SEPARATE ACCOUNTS:

The Company maintains separate account assets and liabilties totaling $7.3 billion and $3.6 billion at December 31, 1995 and 1994, respectively. Separate account assets are reported at fair value and separate account liabilities are determined in accordance with the Commissioners Annuity Reserve Valuation Method (CARVM), which approximates the market value less applicable surrender charges. Separate account assets are segregated from other investments, the policyholder assumes the investment risk, and the investment income and gains and losses accrue directly to the policyholder. Separate account management fees, net of minimum guarantees, were $72 million, $42 million, and $6 million in 1995, 1994, and 1993, respectively.

9. COMMITMENTS AND CONTINGENCIES:

As of December 31, 1995, the Company had no material contingent liabilities, nor had the Company committed any surplus funds for any contingent liabilities or arrangements. The Company is involved in various legal actions which have arisen in the course normal of its business. In the opinion of management, the ultimate liability with respect to such lawsuits as well as other contingencies is not considered to be material in relation to the results of operations and financial position of the Company.

Under insurance guaranty laws in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The amount of any future assessments on ILA under these laws cannot be reasonably estimated. Most of the laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength. Additionally, guaranty fund assessments are used to reduce state premium taxes paid by the company in certain states. ILA paid guaranty fund assessments of $1,684, $583, and $495 in 1995, 1994, and 1993,
respectively.